UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-8352

LKCM Funds
(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
(Address of principal executive offices) (Zip code)

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006
(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2012

Item 1. Report to Stockholders.

LKCM
FUNDS

LKCM Small Cap Equity Fund
LKCM Small-Mid Cap Equity Fund
LKCM Equity Fund
LKCM Balanced Fund
LKCM Fixed Income Fund

Semi-Annual Report
June 30, 2012

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds:

							Five Year	Ten Year	Avg.
					Six Month	One Year	Average	Average	Annual
					Total	Total	Annualized	Annualized	Total
			Net	Gross	Return	Return	Return	Return	Return
	Inception	NAV @	Expense	Expense	Ended	Ended	Ended	Ended	Since
Funds	Dates	6/30/12	Ratio*, **	Ratio**	6/30/12	6/30/12	6/30/12	6/30/12	Incept.
LKCM Equity Fund –
Institutional Class	1/3/96	$16.37	0.81%	1.00%	6.71%	2.85%	2.49%	6.05%	7.18%
S&P 500 Index1					9.49%	5.45%	0.22%	5.33%	6.80%
LKCM Small Cap Equity Fund –
Institutional Class	7/14/94	$23.64	N/A	0.96%	5.30%	-4.68%	1.78%	8.02%	10.77%
Russell 2000 Index2					8.53%	-2.08%	0.54%	7.00%	8.23%
LKCM Small Cap Equity Fund –
Adviser Class	6/5/03	$23.01	N/A	1.21%	5.16%	-4.92%	1.52%	N/A	9.30%
Russell 2000 Index2					8.53%	-2.08%	0.54%	N/A	7.74%
LKCM Small-Mid Cap Equity Fund –
Institutional Class	5/2/11	$9.36	1.01%	2.15%	5.64%	-5.07%	N/A	N/A	-5.50%
Russell 2500 Index3					8.31%	-2.29%	N/A	N/A	-4.80%
LKCM Balanced Fund	12/30/97	$15.49	0.80%	1.14%	7.20%	4.59%	3.96%	6.08%	5.32%
S&P 500 Index1					9.49%	5.45%	0.22%	5.33%	4.21%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index4					2.10%	5.42%	6.01%	5.08%	5.65%
LKCM Fixed Income Fund	12/30/97	$11.18	0.65%	0.72%	2.83%	4.75%	6.19%	4.83%	5.31%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index4					2.10%	5.42%	6.01%	5.08%	5.65%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2013.  Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2011, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

1
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2	The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index.
3	The Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index.
4
The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: These indices defined above are not available for direct investment.

Economic Review and Outlook

The U.S. equity market has been under pressure during 2012, reflecting concerns over the inability of European leaders to provide a reasonable path to mutualizing sovereign debt risk.  Coincident with the downbeat headlines from Europe, domestic economic data began to soften.  With below-trend economic growth, the U.S. economy could be vulnerable to shocks such as a spike in energy prices or inflation.  Although we do not believe either will occur in the near-term, the anticipated changes in fiscal policy at year-end could represent a significant negative for the economy.  It is our view that the majority of the fiscal change awaiting the country will be absorbed by retroactive actions taken by the new Congress next year.

We continue to believe the equity market is undervalued, primarily due to the earnings multiple compression that has occurred over the past three years.  Over time the equity market typically follows the trajectory of corporate earnings.  However, we believe the level of macro concerns in recent years has led to a temporary disconnect, as corporate earnings have continued to grow faster than the rise in the level of the equity market.  As a result, the earnings multiple on the equity market, as measured by the Standard & Poor’s 500 Index, has compressed, while equivalent earnings multiples for U.S. treasury and corporate debt obligations have expanded.  We believe this divergence in equity and bond market valuations will revert over time, and we continue to favor equities over fixed income as an asset class.

We anticipate the current U.S. economic expansion will continue at a tepid pace.  We believe bond yields should remain very low this year and rise progressively next year as Congress moves to remedy the drag of the fiscal cliff.  The dollar is likely to remain strong in the current environment.  We also expect that Europe is likely to move further towards fiscal unification which should gradually reduce European concerns from a boil to a simmer, although the challenges facing the Eurozone will likely continue for years.

The elections this Fall represent a great deal of uncertainty, and the market generally views uncertainty with disdain.  However, with only months remaining before the elections, we are moving quickly toward the post-election world, which should be a relief to the markets.  Aside from the elections, we continue to see steady progress in the improvement of household balance sheets, while corporate profits continue to rise.  Falling energy and commodity prices act as a tailwind to the economy.  Bank lending is once again expanding which acts as a critical link between savings and investment for the economy.  We continue to remain positive on equity valuations and believe the market continues to afford opportunities to purchase competitively advantaged companies at attractive prices.

LKCM Equity Fund

The LKCM Equity Fund advanced 6.71% during the first half of 2012 versus the 9.49% return for the Fund’s benchmark, the S&P 500 Index.  Stock selection in the Consumer Discretionary and Materials sectors and an overweight allocation to the Energy sector benefited the Fund’s performance during the first half of 2012, while stock selection in the Information Technology and Industrials sectors detracted from the Fund’s performance.  We continue to believe the Fund is positioned with a strong emphasis on high quality companies with internal growth prospects that should experience solid improvement from an anticipated economic expansion.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund – Institutional Class advanced 5.30% during the first half of 2012, while the Fund’s benchmark, the Russell 2000 Index, returned 8.53% during the same period.  The Fund benefited from solid stock selection in the Healthcare and Technology sectors but it was not enough to offset weakness in stock selection in other sectors, especially the Consumer Discretionary and Energy sectors.  Our sector allocation decisions were a drag to the Fund’s results as our economic growth outlook had us overweight sectors that lagged the market, namely the Technology and Energy sectors.  Being underweight the better performing Financials sector and being underweight the defensive sectors, Consumer Staples and Utilities, also detracted from the Fund’s performance during the first half of 2012.  Energy investments have been a big winner for the Fund the past few years, but with the recent pullback in oil prices, we have reduced the Fund’s weighting in this sector to roughly in line with the benchmark.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund advanced 5.64% during the first half of 2012, while the Fund’s benchmark, the Russell 2500 Index, returned 8.31% during the same period.  The Fund benefited from solid stock selection in the Healthcare and Technology sectors but it was not enough to offset weakness in stock selection in other sectors, especially the Energy sector.  Our sector allocation decisions were a drag to the Fund’s results as our economic growth outlook had us overweight sectors that lagged the market, namely the Technology and Energy sectors.  Being underweight the better performing Financials sector and being underweight the defensive sectors, Consumer Staples and Utilities, also detracted from the Fund’s performance during the first half of 2012.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund outperformed its benchmark, the Barclays Capital Intermediate Government/Credit Bond Index, during the first half of 2012, advancing 2.83% versus the 2.10% return for the benchmark.  The Fund outperformed the benchmark during the first half of the year as the corporate bond market was bolstered by strong corporate balance sheets and cash flow metrics and investors search for yield.  The Fund’s corporate bond focus was additive to performance during the first half of the year as U.S. Treasuries were buffeted by the evolving European sovereign and bank debt crisis.  The Fund’s defensive duration posture, 3.7 years versus 3.9 years for the benchmark, detracted from performance during the first half of 2012 as longer duration issues outperformed their shorter duration counterparts.  We believe our investment emphasis on a diversified portfolio of high-quality, short-to-intermediate duration corporate bonds well positions the Fund in this increasingly dynamic market environment.

LKCM Balanced Fund

The LKCM Balanced Fund returned 7.20% during the first half of 2012 versus the 9.49% and 2.10% returns of the S&P 500 Index and Barclays Capital Intermediate Government/Credit Bond Index, respectively.  The Fund’s blend of equity and fixed income securities benefited the Fund’s performance during the first half of 2012.  The Fund’s equity investments generated most of the Fund’s returns during the first half of 2012, while investments in fixed income securities provided some downside protection during the stock market sell-off in the second quarter.  Stock selection in the Healthcare, Materials and Consumer Discretionary sectors benefited the Fund’s performance, while stock selection in the Information Technology sector detracted from the Fund’s performance.

J. Luther King, Jr., CFA
August 1, 2012

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 8-20 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is greater for longer-term debt securities.  These risks are discussed in the Fund’s summary and statutory prospectuses.

Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth is not a measure of the Fund’s future performance.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings multiple:  The earnings multiple of a stock, also called the price/earnings (P/E) ratio, is the share price divided by the earnings per share.  The earnings multiple is often based on the prior twelve months of earnings data.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

LKCM Funds Expense Example — June 30, 2012 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/12-6/30/12).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/12	6/30/12	1/1/12 - 6/30/12
Actual	$1,000.00	$1,053.00	$4.80
Hypothetical (5% return before expense)	$1,000.00	$1,020.19	$4.72

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Small Cap Equity Fund - Adviser Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/12	6/30/12	1/1/12 - 6/30/12
Actual	$1,000.00	$1,051.60	$6.07
Hypothetical (5% return before expense)	$1,000.00	$1,018.95	$5.97

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/12	6/30/12	1/1/12 - 6/30/12
Actual	$1,000.00	$1,056.40	$5.11
Hypothetical (5% return before expense)	$1,000.00	$1,019.89	$5.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/12	6/30/12	1/1/12 - 6/30/12
Actual	$1,000.00	$1,067.10	$4.11
Hypothetical (5% return before expense)	$1,000.00	$1,020.89	$4.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/12	6/30/12	1/1/12 - 6/30/12
Actual	$1,000.00	$1,072.00	$4.12
Hypothetical (5% return before expense)	$1,000.00	$1,020.89	$4.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/12	6/30/12	1/1/12 - 6/30/12
Actual	$1,000.00	$1,028.30	$3.28
Hypothetical (5% return before expense)	$1,000.00	$1,021.63	$3.27

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — June 30, 2012 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund	LKCM Balanced Fund

LKCM Fixed Income Fund

LKCM Small Cap Equity Fund
Schedule of Investments
June 30, 2012 (Unaudited)

COMMON STOCKS - 95.6%	Shares	Value

Aerospace & Defense - 1.8%
Hexcel Corporation (a)	574,650	$14,820,224

Air Freight & Logistics - 0.5%
UTI Worldwide, Inc. (b)	279,525	4,083,860

Auto Components - 1.4%
Group 1 Automotive, Inc.	246,250	11,231,462

Banks - 8.7%
Community Bank System, Inc.	367,700	9,972,024
First Horizon National Corporation	1,153,375	9,976,694
Home Bancshares Inc.	289,575	8,855,203
Prosperity Bancshares, Inc.	232,425	9,768,823
Texas Capital Bancshares, Inc. (a)	312,800	12,633,992
UMB Financial Corporation	195,593	10,020,229
Umpqua Holdings Corporation	812,550	10,693,158
		71,920,123

Capital Markets - 1.2%
Greenhill & Co., Inc.	281,550	10,037,258

Commercial Services & Supplies - 1.0%
Insperity, Inc.	323,025	8,737,826

Communications Equipment - 6.4%
Brocade Communications
Systems, Inc. (a)	1,722,400	8,491,432
Ciena Corporation (a)	654,225	10,709,663
Infinera Corporation (a)	1,043,500	7,137,540
Ixia (a)	625,250	7,515,505
Loral Space & Communications Inc.	120,475	8,113,991
NICE Systems Limited - ADR (a) (b)	294,175	10,766,805
		52,734,936

Consumer Finance - 2.3%
Cash America International, Inc.	234,275	10,317,471
First Cash Financial Services, Inc. (a)	216,301	8,688,811
		19,006,282

Containers & Packaging - 1.2%
Silgan Holdings Inc.	225,575	9,629,797

Electrical Equipment & Instruments - 4.1%
Belden Inc.	294,325	9,815,739
Franklin Electric Co., Inc.	192,015	9,817,727
Thermon Group Holdings Inc. (a)	246,250	5,099,837
Woodward Inc.	235,775	9,298,966
		34,032,269

Electronic Equipment & Instruments - 1.7%
Mercury Computer Systems, Inc. (a)	530,200	6,855,486
National Instruments Corporation	268,000	7,198,480
		14,053,966

Energy Equipment & Services - 0.7%
Atwood Oceanics, Inc. (a)	160,925	6,089,402

Health Care Equipment & Supplies - 6.4%
Cyberonics, Inc. (a)	227,250	10,212,615
DexCom Inc. (a)	700,900	9,083,664
Endologix, Inc. (a)	699,058	10,793,456
MWI Veterinary Supply, Inc. (a)	131,100	13,473,147
PerkinElmer, Inc.	353,925	9,131,265
		52,694,147

Health Care Providers & Services - 4.9%
Computer Programs and Systems, Inc.	185,675	10,624,323
Health Management
Associates Inc. - Class A (a)	1,000,810	7,856,358
HMS Holdings Corporation (a)	349,060	11,627,189
Team Health Holdings, Inc. (a)	427,275	10,293,055
		40,400,925

Household Durables - 0.9%
Select Comfort Corporation (a)	370,050	7,741,446

Industrial Conglomerates - 2.0%
Raven Industries, Inc.	124,100	8,636,119
Rexnord Corp. (a)	396,425	7,944,357
		16,580,476

Insurance - 1.6%
AmTrust Financial Services, Inc.	427,264	12,694,014

Internet Software & Services - 3.4%
The Active Network, Inc. (a)	650,445	10,010,349
LivePerson, Inc. (a)	544,450	10,377,217
LogMeIn, Inc. (a)	246,250	7,515,550
		27,903,116

Machinery - 8.8%
Actuant Corporation - Class A	385,950	10,482,402
Astec Industries, Inc. (a)	225,450	6,916,806
Barnes Group Inc.	291,250	7,074,463
Chart Industries, Inc. (a)	142,025	9,765,639
CLARCOR Inc.	189,400	9,121,504
EnPro Industries, Inc. (a)	223,350	8,346,589
The Middleby Corporation (a)	103,200	10,279,752
Westport Innovations Inc. (a) (b)	285,521	10,492,897
		72,480,052

Marine - 0.9%
Kirby Corporation (a)	160,925	7,576,349

Media - 1.1%
Cinemark Holdings, Inc.	403,475	9,219,404

Metals & Mining - 3.3%
Carpenter Technology Corporation	192,675	9,217,572
Commercial Metals Company	717,450	9,068,568
Haynes International, Inc.	181,028	9,221,566
		27,507,706

Oil & Gas & Consumable Fuels - 5.2%
Approach Resources Inc. (a)	441,003	11,263,217
Gulfport Energy Corporation (a)	297,370	6,134,743
Kodiak Oil & Gas Corporation (a) (b)	873,650	7,172,667
Northern Oil & Gas, Inc. (a)	249,625	3,979,022

The accompanying notes are an integral part of these financial statements.

LKCM Small Cap Equity Fund
Schedule of Investments, Continued
June 30, 2012 (Unaudited)

COMMON STOCKS	Shares	Value

Oil & Gas & Consumable Fuels - 5.2%, Continued
Oasis Petroleum Inc. (a)	313,200	$7,573,176
Rosetta Resources, Inc. (a)	197,228	7,226,434
		43,349,259

Pharmaceuticals - 1.2%
Akorn, Inc. (a)	628,924	9,918,131

Real Estate - 0.7%
FirstService Corporation (a) (b)	214,859	6,009,606

Semiconductor Equipment & Products - 1.7%
Cirrus Logic, Inc. (a)	458,550	13,701,474

Software - 6.9%
ACI Worldwide, Inc. (a)	291,875	12,903,794
Aspen Technology, Inc. (a)	601,000	13,913,150
Interactive Intelligence Group, Inc. (a)	330,600	9,326,226
MicroStrategy Incorporated - Class A (a)	79,187	10,283,224
Pegasystems Inc.	314,533	10,373,298
		56,799,692

Specialty Retail - 7.5%
bebe stores, inc.	748,975	4,396,483
DSW Inc. - Class A	183,800	9,998,720
Genesco Inc. (a)	167,725	10,088,659
GNC Holdings, Inc. - Class A	221,750	8,692,600
Hibbett Sports Inc. (a)	193,878	11,188,699
Monro Muffler Brake, Inc.	247,233	8,218,025
Sonic Automotive, Inc. - Class A	687,950	9,404,277
		61,987,463

Textiles, Apparel & Luxury Goods - 4.6%
The Children’s Place Retail Stores, Inc. (a)	149,555	7,452,326
Crocs, Inc. (a)	531,400	8,582,110
Fifth & Pacific Companies, Inc. (a)	771,825	8,281,682
The Warnaco Group, Inc. (a)	165,675	7,054,441
Wolverine World Wide, Inc.	168,200	6,522,796
		37,893,355

Thrifts & Mortgage Finance - 1.2%
Capitol Federal Financial Inc.	833,800	9,905,544

Trading Companies & Distributors - 2.2%
Kaman Corporation	260,225	8,051,362
WESCO International, Inc. (a)	176,200	10,140,310
		18,191,672

Wireless Telecommunication Services - 0.1%
Leap Wireless International, Inc. (a)	143,437	922,300

TOTAL COMMON STOCKS
(Cost $637,906,965)		789,853,536

SHORT-TERM INVESTMENTS - 4.5%

Money Market Funds (c) - 4.5%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	12,936,749	12,936,749
Federated Government Obligations Fund -
Institutional Shares, 0.01%	23,982,804	23,982,804

TOTAL SHORT-TERM INVESTMENTS
(Cost $36,919,553)		36,919,553

Total Investments - 100.1%
(Cost $674,826,518)		826,773,089
Liabilities in Excess of Other Assets - (0.1)%		(312,644)
TOTAL NET ASSETS - 100.0%		$826,460,445

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Small-Mid Cap Equity Fund
Schedule of Investments
June 30, 2012 (Unaudited)

COMMON STOCKS - 91.0%	Shares	Value

Aerospace & Defense - 4.6%
BE Aerospace, Inc. (a)	124,470	$5,434,361
Hexcel Corporation (a)	180,955	4,666,829
		10,101,190

Air Freight & Logistics - 1.4%
UTI Worldwide, Inc. (b)	213,600	3,120,696

Auto Components - 2.1%
Gentex Corporation	140,610	2,934,531
Group 1 Automotive, Inc.	36,325	1,656,783
		4,591,314

Banks - 8.1%
Comerica Incorporated	131,100	4,026,080
First Horizon National Corporation	220,950	1,911,218
Prosperity Bancshares, Inc.	94,200	3,959,225
Texas Capital Bancshares, Inc. (a)	58,100	2,346,659
UMB Financial Corporation	41,450	2,123,484
Umpqua Holdings Corporation	250,975	3,302,831
		17,669,497

Capital Markets - 1.8%
Affiliated Managers Group, Inc. (a)	36,455	3,990,000

Chemicals - 2.3%
FMC Corporation	92,400	4,941,552

Communications Equipment - 4.4%
Ciena Corporation (a)	215,325	3,524,870
NICE Systems Limited - ADR (a) (b)	109,800	4,018,680
Riverbed Technology, Inc. (a)	126,700	2,046,205
		9,589,755

Consumer Finance - 1.5%
Cash America International, Inc.	76,175	3,354,747

Containers & Packaging - 1.7%
Silgan Holdings Inc.	85,675	3,657,466

Distributors - 2.1%
LKQ Corporation (a)	137,100	4,579,140

Electrical Equipment & Instruments - 5.5%
AMETEK, Inc.	92,070	4,595,213
Belden Inc.	121,650	4,057,027
Woodward Inc.	83,000	3,273,520
		11,925,760

Electronic Equipment & Instruments - 3.5%
National Instruments Corporation	131,350	3,528,061
Trimble Navigation Limited (a)	86,625	3,985,616
		7,513,677

Energy Equipment & Services - 1.6%
Core Laboratories N.V. (b)	30,290	3,510,611

Health Care Equipment & Supplies - 3.6%
IDEXX Laboratories, Inc. (a)	43,375	4,169,639
PerkinElmer, Inc.	141,050	3,639,090
		7,808,729

Health Care Providers & Services - 5.9%
Catalyst Health Solutions, Inc. (a)	46,750	4,368,320
HMS Holdings Corporation (a)	134,520	4,480,861
Team Health Holdings, Inc. (a)	167,180	4,027,366
		12,876,547

Household Durables - 0.7%
Select Comfort Corporation (a)	72,200	1,510,424

Industrial Conglomerates - 0.8%
Rexnord Corp. (a)	89,950	1,802,598

Insurance - 2.2%
AmTrust Financial Services, Inc.	161,250	4,790,738

Internet Software & Services - 1.6%
Akamai Technologies, Inc. (a)	112,650	3,576,638

Leisure Equipment & Products - 2.3%
Polaris Industries Inc.	71,190	5,088,661

Machinery - 4.4%
The Middleby Corporation (a)	19,025	1,895,080
Valmont Industries, Inc.	40,535	4,903,519
Westport Innovations Inc. (a) (b)	73,725	2,709,394
		9,507,993

Marine - 1.3%
Kirby Corporation (a)	61,525	2,896,597

Metals & Mining - 1.6%
Carpenter Technology Corporation	70,300	3,363,152

Oil & Gas & Consumable Fuels - 4.6%
Kodiak Oil & Gas Corporation (a) (b)	400,875	3,291,184
Oasis Petroleum Inc. (a)	124,025	2,998,925
Rosetta Resources, Inc. (a)	99,400	3,642,015
		9,932,124

Pharmaceuticals - 0.9%
Akorn, Inc. (a)	128,000	2,018,560

Semiconductor Equipment & Products - 2.5%
Cirrus Logic, Inc. (a)	183,860	5,493,737

Software - 8.4%
ACI Worldwide, Inc. (a)	77,625	3,431,801
ANSYS, Inc. (a)	66,950	4,225,215
Aspen Technology, Inc. (a)	87,775	2,031,991
Nuance Communications, Inc. (a)	153,700	3,661,134
TIBCO Software Inc. (a)	167,840	5,021,774
		18,371,915

Specialty Retail - 8.1%
Dick’s Sporting Goods, Inc.	78,100	3,748,800
GNC Holdings, Inc. - Class A	104,611	4,100,751
Tractor Supply Company	66,935	5,559,621
Ulta Salon, Cosmetics & Fragrance, Inc.	44,800	4,183,424
		17,592,596

The accompanying notes are an integral part of these financial statements.

LKCM Small-Mid Cap Equity Fund
Schedule of Investments, Continued
June 30, 2012 (Unaudited)

COMMON STOCKS	Shares	Value

Trading Companies & Distributors - 1.5%
WESCO International, Inc. (a)	58,110	$3,344,231

TOTAL COMMON STOCKS
(Cost $194,465,830)		198,520,645

SHORT-TERM INVESTMENTS - 8.5%

Money Market Funds (c) - 8.5%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	5,494,021	5,494,021
Federated Government Obligations Fund -
Institutional Shares, 0.01%	5,506,616	5,506,616
Federated Treasury Obligations Fund -
Institutional Shares, 0.01%	2,050,190	2,050,190
Invesco Short Term Investments Trust -
Treasury Portfolio - Institutional
Shares, 0.02%	5,490,731	5,490,731
TOTAL SHORT-TERM INVESTMENTS
(Cost $18,541,558)		18,541,558

Total Investments - 99.5%
(Cost $213,007,388)		217,062,203
Other Assets in Excess of Liabilities - 0.5%		1,061,192
TOTAL NET ASSETS - 100.0%		$218,123,395

ADR American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments
June 30, 2012 (Unaudited)

COMMON STOCKS - 94.4%	Shares	Value

Aerospace & Defense - 2.8%
Honeywell International Inc.	40,000	$2,233,600
Rockwell Collins, Inc.	25,400	1,253,490
		3,487,090

Auto Components - 0.8%
Gentex Corporation	50,000	1,043,500

Banks - 9.3%
Comerica Incorporated	63,000	1,934,730
Cullen/Frost Bankers, Inc.	38,350	2,204,742
Glacier Bancorp, Inc.	60,000	929,400
Hancock Holding Company	70,000	2,130,800
Prosperity Bancshares, Inc.	35,000	1,471,050
Texas Capital Bancshares, Inc. (a)	18,000	727,020
Wells Fargo & Company	70,000	2,340,800
		11,738,542

Beverages - 2.6%
The Coca-Cola Company	20,000	1,563,800
PepsiCo, Inc.	24,000	1,695,840
		3,259,640

Biotechnology - 2.4%
Amgen Inc.	20,000	1,460,800
Celgene Corporation (a)	25,000	1,604,000
		3,064,800

Chemicals - 6.4%
Airgas, Inc.	13,000	1,092,130
E. I. du Pont de Nemours and Company	45,000	2,275,650
FMC Corporation	52,000	2,780,960
Monsanto Company	24,000	1,986,720
		8,135,460

Commercial Services & Supplies - 0.7%
Waste Connections, Inc.	30,000	897,600

Communication Equipment - 0.5%
QUALCOMM, Inc.	12,400	690,432

Computers & Peripherals - 6.7%
Apple Inc.	5,000	2,920,000
EMC Corporation (a)	59,400	1,522,422
International Business
Machines Corporation	12,000	2,346,960
NetApp, Inc. (a)	52,650	1,675,323
		8,464,705

Construction Materials - 1.9%
Martin Marietta Materials, Inc.	30,000	2,364,600

Containers & Packaging - 1.2%
Ball Corporation	36,550	1,500,377

Diversified Financial Services - 1.7%
JPMorgan Chase & Co.	60,000	2,143,800

Electrical Equipment & Instruments - 3.7%
Emerson Electric Co.	37,600	1,751,408
Franklin Electric Co., Inc.	27,000	1,380,510
Roper Industries, Inc.	15,990	1,576,294
		4,708,212

Electronic Equipment & Instruments - 2.3%
National Instruments Corporation	49,300	1,324,198
Trimble Navigation Limited (a)	35,000	1,610,350
		2,934,548

Energy Equipment & Services - 0.4%
National Oilwell Varco Inc.	8,000	515,520

Food & Drug Retailing - 0.8%
Walgreen Company	33,000	976,140

Health Care Equipment & Supplies - 5.3%
Covidien plc (b)	30,000	1,605,000
DENTSPLY International Inc.	40,000	1,512,400
PerkinElmer, Inc.	70,000	1,806,000
Thermo Fisher Scientific, Inc.	35,000	1,816,850
		6,740,250

Hotels, Restaurants & Leisure - 0.7%
Yum! Brands, Inc.	14,000	901,880

Household Durables - 2.0%
Jarden Corporation	60,000	2,521,200

Household Products - 4.5%
Colgate-Palmolive Company	8,600	895,260
Kimberly-Clark Corporation	30,000	2,513,100
The Procter & Gamble Company	36,810	2,254,612
		5,662,972

Industrial Conglomerates - 0.7%
Raven Industries, Inc.	13,000	904,670

Insurance - 0.5%
Prudential Financial, Inc.	12,000	581,160

Internet Catalog & Retail - 1.4%
Amazon.com, Inc. (a)	7,500	1,712,625

Internet Software & Services - 2.5%
Akamai Technologies, Inc. (a)	45,000	1,428,750
Google Inc. - Class A (a)	3,000	1,740,210
		3,168,960

Machinery - 4.2%
Danaher Corporation	35,000	1,822,800
Pall Corporation	27,000	1,479,870
Valmont Industries, Inc.	17,000	2,056,490
		5,359,160

Marine - 1.7%
Kirby Corporation (a)	45,000	2,118,600

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments, Continued
June 30, 2012 (Unaudited)

COMMON STOCKS	Shares	Value

Media - 1.3%
Cinemark Holdings, Inc.	25,000	$571,250
Time Warner Inc.	27,200	1,047,200
		1,618,450

Metals & Mining - 0.5%
Titanium Metals Corporation	60,000	678,600

Oil & Gas & Consumable Fuels - 7.7%
Cabot Oil & Gas Corporation	28,000	1,103,200
ConocoPhillips	33,700	1,883,156
Devon Energy Corporation	17,300	1,003,227
EOG Resources, Inc.	15,100	1,360,661
Exxon Mobil Corporation	30,070	2,573,090
Noble Energy, Inc.	10,000	848,200
Range Resources Corporation	15,000	928,050
		9,699,584

Pharmaceuticals - 6.4%
Abbott Laboratories	40,000	2,578,800
Allergan, Inc.	10,000	925,700
Johnson & Johnson	35,000	2,364,600
Pfizer Inc.	100,000	2,300,000
		8,169,100

Road & Rail - 1.5%
Kansas City Southern	8,500	591,260
Union Pacific Corporation	11,000	1,312,410
		1,903,670

Software - 3.0%
Adobe Systems Incorporated (a)	45,000	1,456,650
Microsoft Corporation	43,000	1,315,370
Nuance Communications, Inc. (a)	45,000	1,071,900
		3,843,920

Specialty Retail - 5.2%
The Home Depot, Inc.	28,000	1,483,720
PetSmart, Inc.	32,000	2,181,760
Tiffany & Co.	25,000	1,323,750
Tractor Supply Company	20,000	1,661,200
		6,650,430

Textiles, Apparel & Luxury Goods - 1.1%
VF Corporation	10,000	1,334,500

TOTAL COMMON STOCKS
(Cost $96,466,619)		119,494,697

SHORT-TERM INVESTMENTS - 5.5%

Money Market Funds (c) - 5.5%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	3,443,444	3,443,444
Federated Government Obligations Fund -
Institutional Shares, 0.01%	3,590,269	3,590,269

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,033,713)		7,033,713

Total Investments - 99.9%
(Cost $103,500,332)		126,528,410
Other Assets in Excess of Liabilities - 0.1%		85,024
TOTAL NET ASSETS - 100.0%		$126,613,434

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments
June 30, 2012 (Unaudited)

COMMON STOCKS - 71.6%	Shares	Value

Aerospace & Defense - 1.3%
General Dynamics Corporation	1,400	$92,344
Rockwell Collins, Inc.	3,600	177,660
		270,004

Air Freight & Logistics - 1.0%
United Parcel Service, Inc. - Class B	2,600	204,776

Banks - 4.6%
Comerica Incorporated	9,500	291,745
Cullen/Frost Bankers, Inc.	3,900	224,211
Wells Fargo & Company	8,471	283,270
Zions Bancorporation	7,500	145,650
		944,876
Beverages - 2.3%
The Coca-Cola Company	2,900	226,751
PepsiCo, Inc.	3,600	254,376
		481,127
Biotechnology - 1.1%
Celgene Corporation (a)	3,400	218,144

Chemicals - 4.7%
Air Products and Chemicals, Inc.	1,900	153,387
Airgas, Inc.	3,000	252,030
E. I. du Pont de Nemours and Company	3,200	161,824
FMC Corporation	4,800	256,704
Monsanto Company	1,900	157,282
		981,227

Commercial Services & Supplies - 1.0%
Waste Management, Inc.	6,100	203,740

Communications Equipment - 0.4%
Harris Corporation	2,200	92,070

Computers & Peripherals - 5.4%
Apple Inc.	875	511,000
EMC Corporation (a)	7,400	189,662
International Business
Machines Corporation	1,300	254,254
NetApp, Inc. (a)	5,500	175,010
		1,129,926

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	2,700	212,814

Containers & Packaging - 1.1%
Ball Corporation	5,700	233,985

Diversified Financial Services - 0.9%
JPMorgan Chase & Co.	5,500	196,515

Diversified Telecommunication Services - 1.3%
AT&T Inc.	7,400	263,884

Electrical Equipment & Instruments - 0.7%
Emerson Electric Co.	3,200	149,056

Electronic Equipment & Instruments - 1.0%
National Instruments Corporation	7,500	201,450

Energy Equipment & Services - 0.8%
Schlumberger Limited (b)	2,700	175,257

Food & Drug Retailing - 3.3%
CVS Caremark Corporation	4,700	219,631
Walgreen Company	5,500	162,690
Wal-Mart Stores, Inc.	4,300	299,796
		682,117

Health Care Equipment & Supplies - 2.4%
Covidien plc (b)	4,600	246,100
PerkinElmer, Inc.	3,400	87,720
Thermo Fisher Scientific, Inc.	3,100	160,921
		494,741

Health Care Providers & Services - 3.1%
Catalyst Health Solutions, Inc. (a)	4,500	420,480
Express Scripts Holding Company (a)	3,800	212,154
		632,634

Household Products - 2.9%
Colgate-Palmolive Company	2,200	229,020
Kimberly-Clark Corporation	2,100	175,917
The Procter & Gamble Company	3,100	189,875
		594,812

Industrial Conglomerates - 0.6%
General Electric Company	5,900	122,956

Insurance - 0.6%
Prudential Financial, Inc.	2,600	125,918

Internet Catalog & Retail - 1.4%
Amazon.com, Inc. (a)	1,300	296,855

Internet Software & Services - 2.5%
Akamai Technologies, Inc. (a)	5,100	161,925
Facebook, Inc. - Class A (a)	5,000	155,600
Google Inc. - Class A (a)	350	203,025
		520,550
IT Consulting & Services - 1.9%
Accenture plc - Class A (b)	3,200	192,288
Automatic Data Processing, Inc.	3,700	205,942
		398,230
Machinery - 2.2%
Danaher Corporation	4,900	255,192
Pall Corporation	3,800	208,278
		463,470
Media - 3.8%
CBS Corporation - Class B	6,200	203,236
DIRECTTV - Class A (a)	3,300	161,106
Time Warner Inc.	5,800	223,300
The Walt Disney Company	4,000	194,000
		781,642

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
June 30, 2012 (Unaudited)

COMMON STOCKS	Shares	Value

Metals & Mining - 0.6%
Commercial Metals Company	9,500	$120,080

Multiline Retail - 0.7%
Kohl’s Corporation	3,100	141,019

Oil & Gas & Consumable Fuels - 8.4%
Cabot Oil & Gas Corporation	5,000	197,000
Chevron Corporation	2,095	221,023
Devon Energy Corporation	2,400	139,176
EOG Resources, Inc.	1,900	171,209
Exxon Mobil Corporation	3,732	319,347
Pioneer Natural Resources Company	2,200	194,062
Range Resources Corporation	2,500	154,675
SM Energy Company	2,400	117,864
The Williams Companies, Inc.	7,700	221,914
		1,736,270
Personal Products - 0.7%
Avon Products, Inc.	8,500	137,785

Pharmaceuticals - 1.7%
Abbott Laboratories	4,100	264,327
Teva Pharmaceutical
Industries Ltd. - ADR (b)	2,500	98,600
		362,927

Software - 2.1%
Adobe Systems Incorporated (a)	6,700	216,879
Nuance Communications, Inc. (a)	9,000	214,380
		431,259

Specialty Retail - 2.1%
The Home Depot, Inc.	4,400	233,156
O’Reilly Automotive, Inc. (a)	2,300	192,671
		425,827

Textiles, Apparel & Luxury Goods - 0.9%
VF Corporation	1,400	186,830

Thrifts & Mortgage Finance - 1.1%
Capitol Federal Financial Inc.	19,500	231,660

TOTAL COMMON STOCKS
(Cost $10,477,109)		14,846,433

	Principal
CORPORATE BONDS - 27.8%	Amount

Air Freight & Logistics - 0.3%
United Parcel Service, Inc.
3.875%, 04/01/2014	$50,000	52,776

Banks - 2.0%
BB&T Corporation
2.05%, 04/28/2014
Callable, 03/28/2014	200,000	204,180
Wells Fargo & Company:
3.75%, 10/01/2014	100,000	105,635
2.625%, 12/15/2016	100,000	102,877
		412,692

Beverages - 0.6%
The Coca-Cola Company
5.35%, 11/15/2017	100,000	120,182

Biotechnology - 1.5%
Amgen Inc.
1.875%, 11/15/2014	100,000	101,611
Celgene Corporation
2.45%, 10/15/2015	200,000	205,024
		306,635

Capital Markets - 1.1%
The Bank of New York Mellon Corporation
3.10%, 01/15/2015	175,000	184,290
The Goldman Sachs Group, Inc.
5.50%, 11/15/2014	35,000	36,986
		221,276

Chemicals - 3.0%
Airgas, Inc.:
2.85%, 10/01/2013	100,000	102,183
3.25%, 10/01/2015	125,000	130,358
E. I. du Pont de Nemours and Company
3.25%, 01/15/2015	75,000	79,824
Eastman Chemical Company
3.00%, 12/15/2015	200,000	207,443
Praxair, Inc.
2.125%, 06/14/2013	100,000	101,369
		621,177

Computers & Peripherals - 1.3%
Dell Inc.
1.40%, 09/10/2013	100,000	100,749
Hewlett-Packard Company
3.00%, 09/15/2016	175,000	180,180
		280,929

Consumer Finance - 1.0%
American Express Credit Corporation
2.75%, 09/15/2015	200,000	208,858

Containers & Packaging - 0.4%
Ball Corporation
7.125%, 09/01/2016
Callable 09/01/2013	75,000	82,031

Diversified Financial Services - 0.8%
JPMorgan Chase & Co.:
1.65%, 09/30/2013	100,000	100,659
2.05%, 01/24/2014	75,000	75,849
		176,508

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
June 30, 2012 (Unaudited)

	Principal
CORPORATE BONDS	Amount	Value

Diversified Telecommunication Services - 1.2%
AT&T Inc.
5.10%, 09/15/2014	$125,000	$136,550
Verizon Communications Inc.
3.00%, 04/01/2016	100,000	106,387
		242,937

Electric Utilities - 1.2%
Duke Energy Corporation
3.95%, 09/15/2014	185,000	196,478
Georgia Power Company
1.30%, 09/15/2013	50,000	50,421
		246,899

Electronic Equipment & Instruments - 0.9%
Agilent Technologies, Inc.
2.50%, 07/15/2013	180,000	182,504

Food & Drug Retailing - 0.8%
CVS Caremark Corporation:
3.25%, 05/18/2015	50,000	52,666
5.75%, 06/01/2017	100,000	118,227
		170,893

Food Products - 0.2%
McCormick & Company, Incorporated
5.25%, 09/01/2013	50,000	52,452

Health Care Equipment & Supplies - 0.8%
Covidien International Finance S.A. (b)
2.80%, 06/15/2015	50,000	52,073
Thermo Fisher Scientific, Inc.
3.20%, 05/01/2015	110,000	117,037
		169,110

Health Care Providers & Services - 0.5%
McKesson Corporation
3.25%, 03/01/2016	100,000	107,436

Insurance - 1.3%
Berkshire Hathaway Inc.
4.85%, 01/15/2015	100,000	110,091
Prudential Financial, Inc.
3.00%, 05/12/2016	150,000	154,429
		264,520

Machinery - 0.6%
Danaher Corporation
1.30%, 06/23/2014	125,000	126,361

Media - 1.4%
DIRECTV Holdings LLC
3.55%, 03/15/2015	100,000	105,368
Time Warner Inc.
3.15%, 07/15/2015	175,000	184,693
		290,061

Oil & Gas & Consumable Fuels - 2.6%
Apache Corporation
5.625%, 01/15/2017	75,000	88,688
EOG Resources, Inc.
6.125%, 10/01/2013	100,000	106,459
Noble Drilling Corporation (b)
3.05%, 03/01/2016	160,000	165,742
Noble Energy,Inc.
5.25%, 04/15/2014	100,000	106,023
Occidental Petroleum Corporation
1.45%, 12/13/2013	75,000	75,922
		542,834

Pharmaceuticals - 1.0%
Teva Pharmaceutical Industries Ltd. (b):
1.70%, 03/21/2014	75,000	76,093
3.00%, 06/15/2015	125,000	131,642
		207,735

Semiconductor Equipment & Products - 0.5%
National Semiconductor Corporation
3.95%, 04/15/2015	100,000	108,408

Software - 2.8%
Adobe Systems Incorporated
3.25%, 02/01/2015	200,000	210,306
Oracle Corporation
3.75%, 07/08/2014	150,000	159,353
Symantec Corporation
2.75%, 09/15/2015	200,000	205,688
		575,347

TOTAL CORPORATE BONDS
(Cost $5,602,957)		5,770,561

SHORT-TERM INVESTMENT - 0.3%	Shares

Money Market Fund (c) - 0.3%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	73,230	73,230

TOTAL SHORT-TERM INVESTMENT
(Cost $73,230)		73,230

Total Investments - 99.7%
(Cost $16,153,296)		20,690,224
Other Assets in Excess of Liabilities - 0.3%		54,424
TOTAL NET ASSETS - 100.0%		$20,744,648

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments
June 30, 2012 (Unaudited)

	Principal
CORPORATE BONDS - 92.4%	Amount	Value

Aerospace & Defense - 2.2%
General Dynamics Corporation:
5.25%, 02/01/2014	$225,000	$241,380
5.375%, 08/15/2015	1,375,000	1,562,025
Lockheed Martin Corporation:
7.65%, 05/01/2016	1,250,000	1,509,819
3.35%, 09/15/2021	525,000	543,717
Rockwell Collins, Inc.
4.75%, 12/01/2013	430,000	453,123
		4,310,064
Air Freight & Logistics - 0.3%
United Parcel Service, Inc.
3.875%, 04/01/2014	625,000	659,699

Banks - 6.7%
Bank of America Corporation:
7.375%, 05/15/2014	1,000,000	1,075,905
5.375%, 06/15/2014	1,025,000	1,069,819
BB&T Capital Trust IV
6.82%, 06/12/2057
Callable 06/12/2037	2,000,000	2,020,000
BB&T Corporation
3.20%, 03/15/2016
Callable 02/16/2016	3,080,000	3,262,826
Branch Banking & Trust Company (b):
0.86175%, 09/13/2016	1,775,000	1,679,675
0.7926%, 05/23/2017	500,000	463,358
Wells Fargo & Company:
4.625%, 04/15/2014	456,000	477,273
2.625%, 12/15/2016	3,000,000	3,086,310
		13,135,166
Beverages - 1.3%
The Coca-Cola Company:
3.625%, 03/15/2014	400,000	420,568
5.35%, 11/15/2017	1,500,000	1,802,728
PepsiCo, Inc.
7.90%, 11/01/2018	214,000	286,277
		2,509,573
Biotechnology - 4.6%
Amgen Inc.
2.50%, 11/15/2016	1,815,000	1,887,734
Celgene Corporation
2.45%, 10/15/2015	4,494,000	4,606,894
Gilead Sciences, Inc.
2.40%, 12/01/2014	2,500,000	2,578,080
		9,072,708
Building Products - 1.6%
Masco Corporation:
5.875%, 07/15/2012	1,645,000	1,646,246
7.125%, 03/15/2020	1,350,000	1,491,766
		3,138,012
Capital Markets - 2.4%
The Bank of New York
Mellon Corporation
3.10%, 01/15/2015	738,000	777,176
The Goldman Sachs Group, Inc.
5.125%, 01/15/2015	1,000,000	1,044,669
Morgan Stanley:
4.50%, 08/30/2015	1,000,000	980,673
5.00%, 08/31/2025
Callable 08/31/2012	2,000,000	1,990,702
		4,793,220

Chemicals - 5.4%
Airgas, Inc.:
2.85%, 10/01/2013	1,160,000	1,185,319
3.25%, 10/01/2015	2,794,000	2,913,771
E. I. du Pont de Nemours and Company
3.25%, 01/15/2015	1,775,000	1,889,177
Eastman Chemical Company
3.00%, 12/15/2015	2,625,000	2,722,684
The Lubrizol Corporation
5.50%, 10/01/2014	1,579,000	1,746,646
Praxair, Inc.
5.25%, 11/15/2014	200,000	220,570
		10,678,167

Commercial Services & Supplies - 0.6%
Republic Services, Inc.
5.50%, 09/15/2019	1,000,000	1,158,896

Communications Equipment - 2.3%
Cisco Systems, Inc.:
2.90%, 11/17/2014	340,000	357,764
5.50%, 02/22/2016	1,000,000	1,161,361
4.95%, 02/15/2019	700,000	826,557
Harris Corporation:
5.00%, 10/01/2015	1,088,000	1,185,227
6.375%, 06/15/2019	900,000	1,060,990
		4,591,899

Computers & Peripherals - 3.8%
Dell Inc.
5.625%, 04/15/2014	750,000	811,777
Hewlett-Packard Company:
1.55%, 05/30/2014	1,000,000	1,005,789
2.20%, 12/01/2015	1,000,000	1,003,950
3.00%, 09/15/2016	2,825,000	2,908,612
International Business
Machines Corporation
5.70%, 09/14/2017	1,500,000	1,805,508
		7,535,636

Consumer Finance - 1.3%
American Express Credit Corporation
2.75%, 09/15/2015	2,485,000	2,595,056

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
June 30, 2012 (Unaudited)

	Principal
CORPORATE BONDS	Amount	Value

Containers & Packaging - 2.9%
Ball Corporation:
7.125%, 09/01/2016
Callable 09/01/2013	$1,825,000	$1,996,094
5.75%, 05/15/2021
Callable 11/15/2015	2,000,000	2,160,000
Packaging Corp. of America
5.75%, 08/01/2013	1,500,000	1,582,582
		5,738,676

Diversified Financial Services - 3.6%
JPMorgan Chase & Co.:
3.45%, 03/01/2016	3,525,000	3,656,729
4.25%, 10/15/2020	3,325,000	3,499,061
		7,155,790

Diversified Telecommunication Services - 5.3%
AT&T Inc.
5.10%, 09/15/2014	1,750,000	1,911,698
CenturyLink, Inc.:
5.15%, 06/15/2017	2,000,000	2,048,454
6.15%, 09/15/2019	1,402,000	1,448,266
6.45%, 06/15/2021	2,000,000	2,084,684
Verizon Communications Inc.:
5.25%, 04/15/2013	275,000	284,984
5.55%, 02/15/2016	1,000,000	1,148,825
3.00%, 04/01/2016	490,000	521,296
5.50%, 02/15/2018	875,000	1,036,970
		10,485,177

Electric Utilities - 0.6%
Southern Power Co.
4.875%, 07/15/2015	1,050,000	1,150,289

Electrical Equipment & Instruments - 0.2%
Emerson Electric Co.
4.50%, 05/01/2013	425,000	438,609

Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc.
2.50%, 07/15/2013	1,400,000	1,419,474

Energy Equipment & Services - 0.9%
Weatherford International, Inc.
6.35%, 06/15/2017	1,550,000	1,791,859

Food & Drug Retailing - 3.4%
CVS Caremark Corporation:
4.875%, 09/15/2014	330,000	357,149
3.25%, 05/18/2015	1,000,000	1,053,319
5.75%, 06/01/2017	2,750,000	3,251,256
Walgreen Company
4.875%, 08/01/2013	1,955,000	2,042,221
		6,703,945

Food Products - 1.2%
Kraft Foods, Inc.
2.625%, 05/08/2013	750,000	761,257
McCormick & Company, Incorporated
5.25%, 09/01/2013	1,450,000	1,521,105
		2,282,362

Health Care Equipment & Supplies - 1.7%
DENTSPLY International Inc.
2.75%, 08/15/2016	1,446,000	1,471,594
Medtronic, Inc.
4.50%, 03/15/2014	900,000	957,642
Thermo Fisher Scientific, Inc.
3.25%, 11/20/2014	900,000	948,906
		3,378,142

Health Care Providers & Services - 1.9%
Express Scripts Holding Company:
6.25%, 06/15/2014	1,000,000	1,093,898
3.125%, 05/15/2016	225,000	234,476
McKesson Corporation
3.25%, 03/01/2016	2,275,000	2,444,167
		3,772,541

Hotels, Restaurants & Leisure - 0.6%
McDonald’s Corporation
5.35%, 03/01/2018	1,000,000	1,202,217

Household Durables - 1.3%
Jarden Corporation:
8.00%, 05/01/2016
Callable 05/01/2013	1,000,000	1,095,000
7.50%, 01/15/2020
Callable 01/15/2015	1,340,000	1,470,650
		2,565,650

Household Products - 0.6%
The Procter & Gamble Company
8.00%, 09/01/2024
Putable 09/01/2014	775,000	1,160,641

Insurance - 1.1%
Berkshire Hathaway Inc.
4.85%, 01/15/2015	1,225,000	1,348,610
Prudential Financial, Inc.
3.00%, 05/12/2016	775,000	797,886
		2,146,496

IT Consulting & Services - 0.6%
Western Union Company
5.93%, 10/01/2016	1,000,000	1,161,312

Media - 3.3%
DIRECTV Holdings LLC
3.55%, 03/15/2015	1,265,000	1,332,901
Time Warner Inc.
3.15%, 07/15/2015	3,175,000	3,350,867
The Walt Disney Company
5.625%, 09/15/2016	1,500,000	1,765,575
		6,449,343

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
June 30, 2012 (Unaudited)

	Principal
CORPORATE BONDS	Amount	Value

Metals & Mining - 0.3%
Alcoa Inc.
5.55%, 02/01/2017	$500,000	$546,349

Multiline Retail - 2.6%
Family Dollar Stores, Inc.
5.00%, 02/01/2021	4,500,000	4,842,333
Kohl’s Corporation
6.25%, 12/15/2017	282,000	338,756
		5,181,089

Oil & Gas & Consumable Fuels - 16.8%
Anadarko Petroleum Corporation:
5.95%, 09/15/2016	2,000,000	2,271,688
6.375%, 09/15/2017	2,000,000	2,325,882
Devon Energy Corporation
2.40%, 07/15/2016
Callable 06/15/2016	1,830,000	1,883,204
Enterprise Products Operating LLC:
3.20%, 02/01/2016	2,229,000	2,336,794
4.05%, 02/15/2022	2,000,000	2,125,168
EOG Resources, Inc.:
6.125%, 10/01/2013	1,500,000	1,596,878
2.95%, 06/01/2015	1,200,000	1,260,520
Kinder Morgan Energy Partners, L.P.
4.15%, 03/01/2022	2,000,000	2,060,134
Linn Energy LLC / Linn Energy
Finance Corporation (c)
6.25%, 11/01/2019
Callable 11/01/2015
(Acquired 05/11/2012,
Cost $1,985,000)	2,000,000	1,962,500
Noble Energy, Inc.:
5.25%, 04/15/2014	1,500,000	1,590,346
4.15%, 12/15/2021
Callable 09/15/2021	1,000,000	1,053,557
Noble Holding International Ltd. (a)
3.45%, 08/01/2015	3,665,000	3,860,784
Peabody Energy Corporation
6.50%, 09/15/2020	4,000,000	4,070,000
Range Resources Corporation:
8.00%, 05/15/2019
Callable 05/15/2014	500,000	548,750
5.00%, 08/15/2022
Callable 02/15/2017	4,100,000	4,053,875
		33,000,080

Pharmaceuticals - 2.1%
Teva Pharmaceutical Industries Ltd. (a):
3.00%, 06/15/2015	2,030,000	2,137,868
5.55%, 02/01/2016	1,860,000	2,111,652
		4,249,520

Road & Rail - 0.5%
Burlington Northern Santa Fe Corporation
5.65%, 05/01/2017	185,000	217,135
Norfolk Southern Corporation
5.257%, 09/17/2014	750,000	819,962
		1,037,097

Semiconductor Equipment & Products - 2.7%
Analog Devices, Inc.
3.00%, 04/15/2016	1,050,000	1,118,948
Applied Materials, Inc.
2.65%, 06/15/2016	1,717,000	1,799,345
National Semiconductor Corporation
3.95%, 04/15/2015	2,275,000	2,466,280
		5,384,573

Software - 3.4%
Adobe Systems Incorporated
3.25%, 02/01/2015	2,175,000	2,287,082
Microsoft Corporation
2.95%, 06/01/2014	1,910,000	1,997,478
Symantec Corporation
2.75%, 09/15/2015	2,300,000	2,365,405
		6,649,965

Specialty Retail - 1.6%
Lowe’s Companies, Inc.
5.00%, 10/15/2015	525,000	591,111
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	1,000,000	1,076,852
The Sherwin-Williams Company
3.125%, 12/15/2014	1,450,000	1,522,742
		3,190,705

TOTAL CORPORATE BONDS
(Cost $172,878,744)		182,419,997

PREFERRED STOCKS - 2.3%	Shares

Capital Markets - 1.3%
The Goldman Sachs Group, Inc.
Callable 9/10/2012	40,000	714,000
Merrill Lynch Preferred Capital Trust III
Callable 9/10/2012	75,000	1,864,500
		2,578,500

Diversified Financial Services - 1.0%
JPMorgan Chase Capital XIV
Callable 9/10/2012	75,000	1,910,250

TOTAL PREFERRED STOCKS
(Cost $4,701,733)		4,488,750

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
June 30, 2012 (Unaudited)

U.S. GOVERNMENT &	Principal
AGENCY ISSUES - 2.6%	Amount	Value

Fannie Mae - 0.6%
5.00%, 03/15/2016	$1,000,000	$1,157,244

Federal Home Loan Bank - 0.9%
5.50%, 08/13/2014	500,000	554,582
4.875%, 05/17/2017	1,000,000	1,195,090
		1,749,672

Freddie Mac - 0.3%
5.125%, 11/17/2017	500,000	606,345

U.S. Treasury Notes - 0.8%
4.25%, 11/15/2014	500,000	545,781
4.25%, 08/15/2015	500,000	558,672
4.50%, 02/15/2016	500,000	571,211
		1,675,664

TOTAL U.S. GOVERNMENT &
AGENCY ISSUES
(Cost $4,523,440)		5,188,925

SHORT-TERM INVESTMENTS - 1.5%

Corporate Bonds - 0.9%
Prudential Financial, Inc.
2.75%, 01/14/2013	1,750,000	1,767,496

	Shares

Money Market Fund (d) - 0.6%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	1,157,725	1,157,725

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,925,605)		2,925,221

Total Investments - 98.8%
(Cost $185,029,522)		195,022,893
Other Assets in Excess of Liabilities - 1.2%		2,290,408
TOTAL NET ASSETS - 100.0%		$197,313,301

(a)	U.S. Dollar-denominated foreign security.
(b)	Floating rate.
(c)
Rule 144A security.  Resale to the public may require registration or may extend only to qualified institutional buyers.  The fair market value of the security was $1,962,500, representing 0.99% of the Fund’s total net assets.

(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
June 30, 2012 (Unaudited)

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Assets:
Investments, at value *	$826,773,089	$217,062,203	$126,528,410	$20,690,224	$195,022,893
Dividends and interest receivable	426,115	96,567	81,152	58,556	2,092,341
Receivable for fund shares sold	1,216,528	1,870,264	171,406	23,284	428,980
Other assets	147,312	25,608	43,196	8,603	44,514
Total assets	828,563,044	219,054,642	126,824,164	20,780,667	197,588,728
Liabilities:
Payable for investment advisory fees	1,628,389	163,783	165,313	17,709	213,608
Payable for investments purchased	—	691,130	—	—	—
Payable for fund shares redeemed	199,522	30,682	193	—	—
Payable for administrative expense	112,022	18,407	17,916	3,249	25,173
Payable for accounting and transfer agent and expenses	50,697	12,273	12,051	7,185	15,615
Payable for distribution expense	26,544	—	—	—	—
Accrued expenses and other liabilities	85,425	14,972	15,257	7,876	21,031
Total liabilities	2,102,599	931,247	210,730	36,019	275,427
Net assets	$826,460,445	$218,123,395	$126,613,434	$20,744,648	$197,313,301
Net assets consist of:
Paid in capital	$618,880,191	$216,059,120	$102,599,851	$16,527,952	$186,292,495
Undistributed net investment income	522,845	—	449,977	1,042	49,641
Accumulated net realized gain (loss) on securities	55,110,838	(1,990,540)	535,528	(321,274)	977,794
Net unrealized appreciation on investments	151,946,571	4,054,815	23,028,078	4,536,928	9,993,371
Net assets	$826,460,445	$218,123,395	$126,613,434	$20,744,648	$197,313,301

INSTITUTIONAL CLASS**
Net assets	$779,426,781	$218,123,395	$126,613,434	$20,744,648	$197,313,301
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	32,968,933	23,306,501	7,736,687	1,339,519	17,650,860
Net asset value per share
(offering and redemption price)	$23.64	$9.36	$16.37	$15.49	$11.18

ADVISER CLASS
Net assets	$47,033,664
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	2,043,723
Net asset value per share
(offering and redemption price)	$23.01

* Cost of Investments	$674,826,518	$213,007,388	$103,500,332	$16,153,296	$185,029,522
**	Currently, only the Small Cap Equity, Small-Mid Cap Equity and Equity Funds offer a second class.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the Six Months Ended June 30, 2012 (Unaudited)

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Investment Income:
Dividends *	$4,802,281	$316,124	$927,041	$124,616	$142,708
Interest	1,376	315	315	68,856	3,465,298
Total income	4,803,657	316,439	927,356	193,472	3,608,006

Expenses:
Investment advisory fees	3,352,641	238,197	418,259	65,024	470,154
Distribution expense - Adviser Class (Note B)	59,593	—	—	—	—
Administrative fees	356,290	31,849	53,717	10,260	74,994
Accounting and transfer agent fees and expenses	172,102	34,593	38,643	21,290	48,015
Professional fees	77,994	4,796	11,262	3,640	17,450
Custody fees and expenses	56,093	6,917	6,900	2,344	10,287
Trustees’ fees	57,283	1,381	6,472	1,374	12,239
Federal and state registration	47,057	35,887	24,995	5,742	18,931
Reports to shareholders	19,435	1,001	1,961	596	2,143
Other	82,324	3,286	10,095	1,888	16,647
Total expenses	4,280,812	357,907	572,304	112,158	670,860
Less, expense waiver and/or
reimbursement (Note B)	—	(40,311)	(94,294)	(32,126)	(59,660)
Net expenses	4,280,812	317,596	478,010	80,032	611,200
Net investment income (loss)	522,845	(1,157)	449,346	113,440	2,996,806

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	57,105,218	(1,290,670)	440,592	158,323	864,335
Net change in unrealized
appreciation/depreciation on investments	(14,463,239)	3,007,786	5,798,651	1,047,584	1,313,339

Net Realized and Unrealized Gain on Investments	42,641,979	1,717,116	6,239,243	1,205,907	2,177,674

Net Increase in Net Assets
Resulting from Operations	$43,164,824	$1,715,959	$6,688,589	$1,319,347	$5,174,480

* Net of foreign taxes withheld	$—	$453	$—	$328	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM		LKCM
	Small Cap		Small-Mid Cap
	Equity Fund		Equity Fund
				May 2, 2011(1)
	Six Months Ended	Year Ended	Six Months Ended	through
	June 30, 2012	December 31,	June 30, 2012	December 31,
	(Unaudited)	2011	(Unaudited)	2011
Operations:
Net investment income (loss)	$522,845	$(2,783,986)	$(1,157)	$(37,460)
Net realized gain (loss) on investments	57,105,218	69,601,456	(1,290,670)	(699,870)
Net change in unrealized
appreciation/depreciation on investments	(14,463,239)	(35,091,526)	3,007,786	1,047,029
Net increase in net assets resulting from operations	43,164,824	31,725,944	1,715,959	309,699

Net increase (decrease) in net assets from
Fund share transactions (Note C)	(45,107,896)	62,042,933	192,652,930	23,444,807

Total increase (decrease) in net assets	(1,943,072)	93,768,877	194,368,889	23,754,506

Net Assets:
Beginning of period	828,403,517	734,634,640	23,754,506	—
End of period *	$826,460,445	$828,403,517	$218,123,395	$23,754,506

* Including undistributed net investment income of	$522,845	$—	$—	$—

(1) Commencement of operations.

	LKCM		LKCM
	Equity Fund		Balanced Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2012	December 31,	June 30, 2012	December 31,
	(Unaudited)	2011	(Unaudited)	2011
Operations:
Net investment income	$449,346	$636,785	$113,440	$223,658
Net realized gain (loss) on investments	440,592	847,915	158,323	(4,518)
Net change in unrealized
appreciation/depreciation on investments	5,798,651	1,370,417	1,047,584	271,728
Net increase in net assets resulting from operations	6,688,589	2,855,117	1,319,347	490,868

Dividends and Distributions to Shareholders:
Net investment income	—	(636,154)	(112,505)	(223,616)
Net realized gain on investments	—	(1,598,383)	—	—
	—	(2,234,537)	(112,505)	(223,616)

Net increase in net assets from
Fund share transactions (Note C)	17,377,244	29,557,371	978,056	1,806,145

Total increase in net assets	24,065,833	30,177,951	2,184,898	2,073,397

Net Assets:
Beginning of period	102,547,601	72,369,650	18,559,750	16,486,353
End of period *	$126,613,434	$102,547,601	$20,744,648	$18,559,750

* Including undistributed net investment income of	$449,977	$631	$1,042	$107

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM
	Fixed Income Fund
	Six Months Ended	Year Ended
	June 30, 2012	December 31,
	(Unaudited)	2011
Operations:
Net investment income	$2,996,806	$5,703,042
Net realized gain on investments	864,335	917,718
Net change in unrealized
appreciation/depreciation on investments	1,313,339	230,560
Net increase in net assets resulting from operations	5,174,480	6,851,320

Dividends and Distributions to Shareholders:
Net investment income	(2,947,165)	(5,721,525)
Net realized gain on investments	—	(1,206,565)
	(2,947,165)	(6,928,090)

Net increase in net assets from
Fund share transactions (Note C)	16,970,142	15,840,038

Total increase in net assets	19,197,457	15,763,268

Net Assets:
Beginning of period	178,115,844	162,352,576
End of period *	$197,313,301	$178,115,844

* Including undistributed net investment income of	$49,641	$—

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Small Cap Equity Fund – Institutional Class
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2012		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net Asset Value - Beginning of Period	$22.45		$21.49	$16.16	$12.24	$20.03	$21.98
Net investment income (loss)(1)	0.02		(0.08)	(0.07)	(0.05)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	1.17		1.04	5.40	3.97	(7.75)	(0.17)
Total from investment operations	1.19		0.96	5.33	3.92	(7.78)	(0.16)
Dividends from net investment income	—		—	—	—	—	(0.00	)(2)
Distributions from net realized gains	—		—	—	—	(0.01)	(1.79)
Total dividends and distributions	—		—	—	—	(0.01)	(1.79)
Net Asset Value - End of Period	$23.64		$22.45	$21.49	$16.16	$12.24	$20.03
Total Return	5.30	%(3)	4.47%	32.98%	32.03%	(38.87)%	(0.76)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$779,427		$785,280	$690,511	$529,166	$385,223	$595,175
Ratio of expenses to average net assets	0.94	%(4)	0.95%	0.96%	1.00%	0.97%	0.94%
Ratio of net investment income (loss) to average net assets	0.13	%(4)	(0.33)%	(0.38)%	(0.35)%	(0.17)%	0.04%
Portfolio turnover rate(5)	28%		50%	57%	59%	61%	60%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	LKCM Small Cap Equity Fund - Adviser Class
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2012		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net Asset Value - Beginning of Period	$21.88		$21.00	$15.83	$12.02	$19.72	$21.73
Net investment loss(1)	(0.01)		(0.13)	(0.11)	(0.08)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	1.14		1.01	5.28	3.89	(7.62)	(0.17)
Total from investment operations	1.13		0.88	5.17	3.81	(7.69)	(0.22)
Distributions from net realized gains	—		—	—	—	(0.01)	(1.79)
Net Asset Value - End of Period	$23.01		$21.88	$21.00	$15.83	$12.02	$19.72
Total Return	5.16	%(2)	4.19%	32.66%	31.70%	(39.02)%	(1.06)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$47,033		$43,124	$44,124	$35,725	$24,925	$40,465
Ratio of expenses to average net assets	1.19	%(3)	1.20%	1.21%	1.25%	1.22%	1.19%
Ratio of net investment loss to average net assets	(0.12	)%(3)	(0.58)%	(0.63)%	(0.60)%	(0.42)%	(0.21)%
Portfolio turnover rate(4)	28%		50%	57%	59%	61%	60%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM
	Small-Mid Cap
	Equity Fund
	Six Months		May 2, 2011(1)
	Ended		through
	June 30, 2012		December 31,
	(Unaudited)		2011
Net Asset Value - Beginning of Period	$8.86		$10.00
Net investment loss(2)	(0.00	)(3)	(0.02)
Net realized and unrealized gain (loss) on investments	0.50		(1.12	)(4)
Total from investment operations	0.50		(1.14)
Net Asset Value - End of Period	$9.36		$8.86
Total Return	5.64	%(5)	(11.40	)%(5)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$218,123		$23,755
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.13	%(6)	2.14	%(6)
After expense waiver and/or reimbursement	1.00	%(6)	1.00	%(6)
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.13	)%(6)	(1.55	)%(6)
After expense waiver and/or reimbursement	(0.00	)%(6)	(0.41	)%(6)
Portfolio turnover rate	23%		36%

(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Less than $(0.005).
(4)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized loss on investments varies from the amounts shown in the statement of operations.
(5)	Not annualized.
(6)	Annualized.

	LKCM Equity Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2012		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net Asset Value - Beginning of Period	$15.34		$15.18	$13.02	$10.33	$15.38	$14.43
Net investment income	0.06		0.11 (1)	0.08	0.10	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.97		0.39	2.24	2.69	(5.05)	1.42
Total from investment operations	1.03		0.50	2.32	2.79	(4.89)	1.58
Dividends from net investment income	—		(0.10)	(0.08)	(0.10)	(0.16)	(0.16)
Distributions from net realized gains	—		(0.24)	(0.08)	—	—	(0.47)
Total dividends and distributions	—		(0.34)	(0.16)	(0.10)	(0.16)	(0.63)
Net Asset Value - End of Period	$16.37		$15.34	$15.18	$13.02	$10.33	$15.38
Total Return	6.71	%(2)	3.30%	17.77%	27.01%	(31.80)%	10.96%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$126,613		$102,548	$72,370	$49,157	$36,677	$53,743
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.96	%(3)	0.99%	1.04%	1.13%	1.06%	1.01%
After expense waiver and/or reimbursement	0.80	%(3)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.59	%(3)	0.54%	0.39%	0.62%	0.85%	0.82%
After expense waiver and/or reimbursement	0.75	%(3)	0.73%	0.63%	0.95%	1.11%	1.03%
Portfolio turnover rate	6%		20%	23%	26%	31%	26%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Balanced Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2012		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net Asset Value - Beginning of Period	$14.53		$14.25	$13.09	$10.85	$13.84	$13.36
Net investment income	0.09		0.17	0.18	0.22	0.26	0.28
Net realized and unrealized gain (loss) on investments	0.96		0.28	1.16	2.24	(2.96)	0.82
Total from investment operations	1.05		0.45	1.34	2.46	(2.70)	1.10
Dividends from net investment income	(0.09)		(0.17)	(0.18)	(0.22)	(0.28)	(0.28)
Distributions from net realized gains	—		—	—	—	(0.01)	(0.34)
Total dividends and distributions	(0.09)		(0.17)	(0.18)	(0.22)	(0.29)	(0.62)
Net Asset Value - End of Period	$15.49		$14.53	$14.25	$13.09	$10.85	$13.84
Total Return	7.20	%(1)	3.16%	10.31%	22.90%	(19.70)%	8.25%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$20,745		$18,560	$16,486	$13,476	$10,156	$12,191
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.12	%(2)	1.14%	1.25%	1.41%	1.38%	1.35%
After expense waiver and/or reimbursement	0.80	%(2)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.81	%(2)	0.83%	0.89%	1.28%	1.51%	1.51%
After expense waiver and/or reimbursement	1.13	%(2)	1.17%	1.34%	1.89%	2.09%	2.06%
Portfolio turnover rate	8%		34%	13%	22%	38%	27%

(1)	Not annualized.
(2)	Annualized.

	LKCM Fixed Income Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2012		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net Asset Value - Beginning of Period	$11.04		$11.03	$10.85	$10.20	$10.33	$10.19
Net investment income	0.17		0.37	0.40	0.43	0.43	0.46
Net realized and unrealized gain (loss) on investments	0.14		0.09	0.22	0.65	(0.13)	0.14
Total from investment operations	0.31		0.46	0.62	1.08	0.30	0.60
Dividends from net investment income	(0.17)		(0.37)	(0.40)	(0.43)	(0.43)	(0.46)
Distributions from net realized gains	—		(0.08)	(0.04)	—	—	—
Total dividends and distributions	(0.17)		(0.45)	(0.44)	(0.43)	(0.43)	(0.46)
Net Asset Value - End of Period	$11.18		$11.04	$11.03	$10.85	$10.20	$10.33
Total Return	2.83	%(1)	4.22%	5.82%	10.77%	2.99%	5.96%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$197,313		$178,116	$162,353	$149,218	$120,674	$113,032
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.71	%(2)	0.72%	0.73%	0.76%	0.73%	0.72%
After expense waiver and/or reimbursement	0.65	%(2)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	3.13	%(2)	3.31%	3.55%	4.00%	4.15%	4.39%
After expense waiver and/or reimbursement	3.19	%(2)	3.38%	3.63%	4.11%	4.23%	4.46%
Portfolio turnover rate	19%		24%	20%	30%	23%	31%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM Funds
Notes to the Financial Statements (Unaudited)

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund and Small-Mid Cap Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1 billion and $7 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing under normal circumstances primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities.  The LKCM Fixed Income Fund seeks to provide investors with current income by investing under normal circumstances at least 80% of its net assets in a portfolio of investment grade corporate and government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”).  Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.  Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued.  Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2012:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$789,853,536	$—	$—	$789,853,536
Money Market Funds	36,919,553	—	—	36,919,553
Total Investments *	$826,773,089	$—	$—	$826,773,089

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$198,520,645	$—	$—	$198,520,645
Money Market Funds	18,541,558	—	—	18,541,558
Total Investments *	$217,062,203	$—	$—	$217,062,203

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$119,494,697	$—	$—	$119,494,697
Money Market Funds	7,033,713	—	—	7,033,713
Total Investments *	$126,528,410	$—	$—	$126,528,410

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$14,846,433	$—	$—	$14,846,433
Corporate Bonds	—	5,770,561	—	5,770,561
Money Market Fund	73,230	—	—	73,230
Total Investments *	$14,919,663	$5,770,561	$—	$20,690,224

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Preferred Stocks	$4,488,750	$—	$—	$4,488,750
Corporate Bonds	—	184,187,493	—	184,187,493
U.S. Government & Agency Issues	—	5,188,925	—	5,188,925
Money Market Fund	1,157,725	—	—	1,157,725
Total Investments *	$5,646,475	$189,376,418	$—	$195,022,893

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

In preparing these financial statements, the Trust has evaluated events after June 30, 2012 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders:  The LKCM Small Cap Equity, LKCM Small-Mid Cap Equity and LKCM Equity Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund’s classes in proportion to their respective net assets.

6.  Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

9.  Restricted and Illiquid Securities:  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2013 in order to limit each Fund’s operating expenses to the annual cap rates presented below. For the six months ended June 30, 2012, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Annual Advisory Rate	0.75%	0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00% (Inst.)	1.00%	0.80%	0.80%	0.65%
	1.25% (Adviser)
Fees Waived in 2012	—	$40,311	$94,294	$32,126	$59,660

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the six months ended June 30, 2012, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $59,593.

C.  Fund Shares:  At June 30, 2012, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Small Cap Equity Fund
	Six Months Ended		Year Ended
	June 30, 2012		December 31, 2011
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	3,830,564	$93,215,001	8,832,325	$201,191,471
Shares redeemed	(5,842,748)	(140,120,813)	(5,987,585)	(135,600,658)
Redemption fee		15,339		7,239
Net increase (decrease)	(2,012,184)	$(46,890,473)	2,844,740	$65,598,052

Shares Outstanding:
Beginning of period	34,981,117		32,136,377
End of period	32,968,933		34,981,117

	Six Months Ended		Year Ended
	June 30, 2012		December 31, 2011
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	230,284	$5,475,866	818,200	$17,753,894
Shares redeemed	(157,424)	(3,693,470)	(948,884)	(21,309,344)
Redemption fee		181		331
Net increase (decrease)	72,860	$1,782,577	(130,684)	$(3,555,119)

Shares Outstanding:
Beginning of period	1,970,863		2,101,547
End of period	2,043,723		1,970,863
Total Net Increase (Decrease)		$(45,107,896)		$62,042,933

Small-Mid Cap Equity Fund
	Six Months Ended		May 2, 2011(1) through
	June 30, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	21,371,913	$199,782,601	2,908,059	$25,500,659
Shares redeemed	(747,437)	(7,139,512)	(226,034)	(2,055,865)
Redemption fee		9,841		13
Net increase	20,624,476	$192,652,930	2,682,025	$23,444,807

Shares Outstanding:
Beginning of period	2,682,025		—
End of period	23,306,501		2,682,025

(1)	Commencement of operations.

Equity Fund
	Six Months Ended		Year Ended
	June 30, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	1,558,021	$25,708,758	2,438,054	$37,526,183
Shares issued to shareholders in
reinvestment of distributions	—	—	141,992	2,188,102
Shares redeemed	(506,794)	(8,334,263)	(663,144)	(10,157,406)
Redemption fee		2,749		492
Net increase	1,051,227	$17,377,244	1,916,902	$29,557,371

Shares Outstanding:
Beginning of period	6,685,460		4,768,558
End of period	7,736,687		6,685,460

Balanced Fund
	Six Months Ended		Year Ended
	June 30, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	84,695	$1,322,983	387,905	$5,695,753
Shares issued to shareholders in
reinvestment of distributions	7,196	111,357	15,313	221,650
Shares redeemed	(29,643)	(456,284)	(282,945)	(4,111,314)
Redemption fee		—		56
Net increase	62,248	$978,056	120,273	$1,806,145

Shares Outstanding:
Beginning of period	1,277,271		1,156,998
End of period	1,339,519		1,277,271

Fixed Income Fund
	Six Months Ended		Year Ended
	June 30, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	2,200,570	$24,665,810	2,238,192	$24,941,740
Shares issued to shareholders in
reinvestment of distributions	235,122	2,627,526	557,529	6,158,736
Shares redeemed	(921,018)	(10,323,194)	(1,372,672)	(15,260,453)
Redemption fee		—		15
Net increase	1,514,674	$16,970,142	1,423,049	$15,840,038

Shares Outstanding:
Beginning of period	16,136,186		14,713,137
End of period	17,650,860		16,136,186

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2012 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Small Cap Equity Fund	$—	$241,511,292	$—	$281,708,359
LKCM Small-Mid Equity Fund	—	189,516,513	—	15,691,562
LKCM Equity Fund	—	21,090,373	—	7,174,035
LKCM Balanced Fund	—	2,467,866	—	1,560,540
LKCM Fixed Income Fund	—	51,324,451	1,274,660	33,506,257

E.  Tax Information:  At December 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Cost of Investments	$663,781,561	$22,767,967	$84,929,829	$15,034,389	$167,352,842
Gross Unrealized Appreciation	186,051,505	1,858,150	20,428,967	3,693,501	9,654,854
Gross Unrealized Depreciation	(19,716,052)	(856,180)	(3,199,540)	(204,157)	(974,822)
Net Unrealized Appreciation	$166,335,453	$1,001,970	$17,229,427	$3,489,344	$8,680,032
Undistributed Ordinary Income	—	—	631	107	1,992
Undistributed Long-Term Capital Gain	—	—	94,936	—	111,467
Total Distributable Earnings	$—	$—	$95,567	$107	$113,459
Other Accumulated Losses	$(1,920,023)	$(654,811)	$—	$(479,597)	$—
Total Accumulated Gains	$164,415,430	$347,159	$17,324,994	$3,009,854	$8,793,491

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnerships.

At December 31, 2011, the capital loss carryforwards were as follows:

	Month/Year Realized	Month/Year Expiring	Short-Term
LKCM Small-Mid Cap Equity Fund	Unexpiring Losses		$411,663
LKCM Balanced Fund	12/2009	12/2017	$420,308

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

During the year ended December 31, 2011, the LKCM Small Cap Equity Fund and the LKCM Balanced Fund utilized capital loss carryforwards of $71,739,544 and $54,856, respectively.

At December 31, 2011, the following Funds deferred, on a tax basis, post-October losses of:

LKCM Small Cap Equity Fund	$1,920,023

LKCM Small-Mid Cap Equity Fund	$243,148

LKCM Balanced Fund	$59,289

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted, and the provisions within the RIC Act are effective for the Fund for the year ended December 31, 2011.  The RIC Act modernized several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).  Under the RIC Act, new capital losses may be carried forward indefinitely with the character of the original loss retained.  Prior to the RIC Act, capital losses only could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss.  The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests.  The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.  In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$—	$—
LKCM Small-Mid Equity Fund	—	—	—	—
LKCM Equity Fund	—	—	636,154	1,598,383
LKCM Balanced Fund	112,505	—	223,616	—
LKCM Fixed Income Fund	2,947,165	—	5,739,348	1,188,742

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2011.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2008 through December 31, 2011. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2011. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

LKCM Funds
Additional Information
June 30, 2012 (Unaudited)

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website(http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO LKCM FUNDS

Introduction.  At a meeting held on February 28, 2012, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, and LKCM Fixed Income Fund (each, a “Fund” and collectively, the “Funds”).

In voting to approve the renewal of the Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Funds and the profitability of LKCM; and (5) the effect of, as applicable, the growth or decline of fund assets on the advisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors.  The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreement, the Board considered a broad range of information provided by LKCM, including but not limited to, reports relating to each Fund’s performance and expenses, information on other clients, certain portfolio compliance policies and the background and experience of the portfolio managers.  In addition, the Board considered a memorandum from its legal counsel regarding the Board’s fiduciary duties in considering the renewal of the Agreement.  The Board also meets each quarter to review various aspects of the Funds.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund under the Agreement.  The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979 and these long-standing relationships have been responsible for a significant portion of the assets in the Funds.  The Board noted LKCM’s representation that its financial condition does not raise concerns that it would be unable to continue to provide the same scope and quality of services to the Funds, or impair its ability to meet its expense cap and reimbursement obligations to the Funds.  The Board considered that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service.  The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Fund.  LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals.  The Board determined that the portfolio managers at LKCM are well-qualified by education, training and experience to manage the Funds in an efficient and professional manner.

In addition, the Board considered LKCM’s best execution practices.  The Board also noted LKCM’s representation that its soft dollar and commission sharing arrangements for client transactions (including those for the Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the LKCM Funds.  The Board considered the performance of each Fund compared to a benchmark index (“Benchmark”) and/or peer group funds compiled by Lipper, Inc. (“Lipper Index”) for various time periods ended December 31, 2011.

The Board considered the performance of the Institutional Class of the Small Cap Equity Fund because the Institutional Class has been in existence for the longest period of time of any other Class and has the longest performance history.  The Board noted that the Institutional Class of the Small Cap Equity Fund outperformed its Benchmark and the Lipper Index for all periods presented.

The Board noted that the Small-Mid Cap Equity Fund, which had its inception on May 2, 2011, outperformed its Benchmark and the Lipper Index for all periods presented.

The Board noted that the Equity Fund outperformed its Benchmark and the Lipper Index for all periods presented.

The Board noted that the Balanced Fund outperformed its Benchmark for the one-year, five-year, ten-year, and since inception periods, but underperformed the Benchmark for the three-year period.  The Board also noted that the Balanced Fund outperformed the Lipper Index for the one-year, five-year, ten-year, and since inception periods, but underperformed the Lipper Index for the three-year period.

The Board noted that the Fixed Income Fund outperformed its Benchmark for the three-year and five-year periods, but underperformed its Benchmark for the one-year, ten-year and since inception periods.  The Board also noted that the Fixed Income Fund outperformed the Lipper Index for the one-year, five-year, ten-year, and since inception periods, but underperformed the Lipper Index for the three-year period.

Fees and Expenses.  The Board considered the advisory fee rates of each Fund and the total expense ratios of each Fund relative to similar funds and LKCM’s other clients.  The Board also considered that LKCM contractually agreed to continue its fee waivers and expense caps for each Fund’s 2012 fiscal year.  The Board compared the contractual advisory fee rate and the total expense ratio (after fee waivers and/or expense reimbursements) of each Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”).  The first quartile in the Lipper Category represents those funds with the lowest fees or expenses.  The Board considered that, although the Funds’ contractual advisory fee rates are generally higher than those of their peers, the expense cap arrangements cause the Funds’ overall total expense ratios to be generally lower than those of their peers.  As such, the Trustees gave less weight to the contractual advisory fee rate for each Fund and more weight to each Fund’s total expense ratio.

In this regard, the Board noted that the contractual advisory fee rate and the total expense ratio for the Small Cap Equity Fund’s Institutional Class were both in the second quartile of the Lipper Category.  In this case, the advisory fee rate and the total expense ratio were lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Small-Mid Cap Equity Fund were in the second and first quartiles of the Lipper Category, respectively.  In this case, the advisory fee rate and the total expense ratio were lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Equity Fund were in the third and first quartiles of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than the average of the Lipper Category and the total expense ratio was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Balanced Fund were in the second and first quartiles of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than the average of the Lipper Category and the total expense ratio was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Fixed Income Fund were in the third and second quartiles of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than the average of the Lipper Category and the total expense ratio was lower than the average of the Lipper Category.

The Board considered the advisory fee rates charged by LKCM to the other mutual funds it subadvises and LKCM’s other separately managed accounts.  The Board noted that the fee rates charged by LKCM to the Funds and clients with separately managed accounts differ primarily as a result of the greater compliance costs and other expenses incurred by LKCM in managing the Funds.  The Board also noted LKCM’s representation that the subadvisory fee rates it charges these other funds are slightly lower than the advisory fee rates charged to the Funds due to the different obligations that LKCM has serving as subadviser (rather than the investment adviser) to these funds.

Costs, Profitability and Economies of Scale.  The Board considered the costs to operate the Funds and the profitability of LKCM.  The Board noted LKCM’s representation that it is well capitalized and that its investment philosophy does not require investments in derivatives or other high risk instruments.  The Board reviewed the fees paid by each Fund to LKCM for the last three calendar years.  The Board also reviewed the profit and loss statement provided by LKCM on a fund-by-fund basis.  In this regard, the Board noted that LKCM made a profit on the Small Cap Equity Fund and the Equity Fund, but it did not make a profit of the other Funds.

With respect to economies of scale, the Board considered that net subscriptions and assets in each Fund increased during the last calendar year.  In this connection, LKCM indicated that assets are expected to grow given the Funds’ performance and competitive expense structure.  The Board noted that, based on the relatively low total expense ratios of the Funds (after fee waivers and expense reimbursements), LKCM believes Fund shareholders currently enjoy substantial economies of scale, which may increase if assets grow.

Conclusion.  Based on its evaluation of these and other factors, the Board concluded with respect to each Fund that (1) each Fund was reasonably likely to benefit from the nature, quality and extent of services provided by LKCM; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides Fund shareholders with reasonable benefits associated with economies of scale.  In light of these conclusions, the Board determined, in its business judgment, to renew the Agreement.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders.  This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds.  Accordingly, we have implemented policies and procedures designed to safeguard your personal information, such as your social security number, portfolio and investment history, account numbers, account balances, and contact information from unauthorized access.  Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to nonaffiliated third parties, except as authorized by you or your representatives, as required or permitted by law, or to certain nonaffiliated third parties, such as custodians, brokers, auditors, attorneys, or proxy administrators, that assist us in providing investment management services to you or on your behalf.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from various sources, including documents and other information that you or your representatives provide to us, communications that we have with you or your representatives, and documents and other information related to your investments or portfolio experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA	H. Kirk Downey	Richard Lenart
Trustee,	Chairman of the Board	Secretary & Treasurer
President
Paul W. Greenwell	Richard J. Howell	Jacob D. Smith
Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Steven R. Purvis, CFA	Earle A. Shields, Jr.
Vice President	Trustee

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LKCM Aquinas Value Fund
LKCM Aquinas Growth Fund
LKCM Aquinas Small Cap Fund

Semi-Annual Report
June 30, 2012

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Funds:

							Five Year
					Six Month	One Year	Average	Avg. Annual
			Net	Gross	Total Return	Total Return	Annualized	Total Return
	Inception	NAV @	Expense	Expense	Ended	Ended	Return Ended	Since
Funds	Dates	6/30/12	Ratio*,**	Ratio**	6/30/12	6/30/12	6/30/12	Incept.***
LKCM Aquinas Value Fund	7/11/05	$13.03	1.51%	1.56%	2.44%	-2.26%	-0.20%	3.81%
Russell 1000 Value Index(1)					8.68%	3.01%	-2.19%	2.68%
LKCM Aquinas Growth Fund	7/11/05	$17.70	1.51%	1.61%	4.98%	-0.23%	2.58%	3.22%
Russell 1000 Growth Index(2)					10.08%	5.76%	2.87%	5.21%
LKCM Aquinas Small Cap Fund	7/11/05	$7.66	1.51%	2.45%	4.22%	-6.13%	1.97%	4.85%
Russell 2000 Index(3)					8.53%	-2.08%	0.54%	4.10%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2013.  Investment performance reflects fee waivers, if any, in effect.  In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2011, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

***	On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.
(1)	The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)	The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index.

Note:  These indices defined above are not available for direct investment.

Catholic Values Investing

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines.  The LKCM Aquinas Funds follow these guidelines by using an approach that focuses on Catholic values screening of portfolio companies, proactive dialogue with those companies whose practices conflict with the guidelines, and potential exclusion of those companies that are unwilling to alter their practices over time.  We exclude a number of companies from possible investment that do not meet our standards for Catholic values investing.  We monitor portfolio companies selected for the LKCM Aquinas Funds for policies on various issues set out in the USCCB guidelines.  If investments are made in companies whose policies are inconsistent with the USCCB guidelines, we may attempt to influence the company’s policies through proactive dialogue and other efforts.

Economic Review and Outlook

The U.S. equity market has been under pressure during 2012, reflecting concerns over the inability of European leaders to provide a reasonable path to mutualizing sovereign debt risk.  Coincident with the downbeat headlines from Europe, domestic economic data began to soften.  With below-trend economic growth, the U.S. economy could be vulnerable to shocks such as a spike in energy prices or inflation.  Although we do not believe either will occur in the near-term, the anticipated changes in fiscal policy at year-end could represent a significant negative for the economy.  It is our view that the majority of the fiscal change awaiting the country will be absorbed by retroactive actions taken by the new Congress next year.

We continue to believe the equity market is undervalued, primarily due to the earnings multiple compression that has occurred over the past three years.  Over time the equity market typically follows the trajectory of corporate earnings.  However, we believe the level of macro concerns in recent years has led to a temporary disconnect, as corporate earnings have continued to grow faster than the rise in the level of the equity market.  As a result, the earnings multiple on the equity market, as measured by the Standard & Poor’s 500 Index, has compressed, while equivalent earnings multiples for U.S. treasury and corporate debt obligations have expanded.  We believe this divergence in equity and bond market valuations will revert over time, and we continue to favor equities over fixed income as an asset class.

2

We anticipate the current U.S. economic expansion will continue at a tepid pace.  We believe bond yields should remain very low this year and rise progressively next year as Congress moves to remedy the drag of the fiscal cliff.  The dollar is likely to remain strong in the current environment.  We also expect that Europe is likely to move further towards fiscal unification, which should gradually reduce European concerns from a boil to a simmer, although the challenges facing the Eurozone will likely continue for years.

The elections this Fall represent a great deal of uncertainty, and the market generally views uncertainty with disdain.  However, with only months remaining before the elections, we are moving quickly toward the post-election world, which should be a relief to the markets.  Aside from the elections, we continue to see steady progress in the improvement of household balance sheets, while corporate profits continue to rise.  Falling energy and commodity prices act as a tailwind to the economy.  Bank lending is once again expanding, which acts as a critical link between savings and investment for the economy.  We continue to remain positive on equity valuations and believe the market continues to afford opportunities to purchase competitively advantaged companies at attractive prices.

LKCM Aquinas Small Cap Fund

The LKCM Aquinas Small Cap Fund advanced 4.22% during the first half of 2012, while the Fund’s benchmark, the Russell 2000 Index, returned 8.53% during the same period.  The Fund benefited from solid stock selection in the Healthcare and Technology sectors but it was not enough to offset weakness in stock selection in other sectors, especially the Consumer Discretionary and Energy sectors.  Our sector allocation decisions were a drag to the Fund’s results as our economic growth outlook had us overweight sectors that lagged the market, namely the Technology and Energy sectors.  Being underweight the better performing Financials sector and being underweight the defensive sectors, Consumer Staples and Utilities, also detracted from the Fund’s performance during the first half of 2012.  Energy investments have been a big winner for the Fund the past few years, but with the recent pullback in oil prices, we have reduced the Fund’s weighting in this sector to roughly in line with the benchmark.

LKCM Aquinas Growth Fund

The LKCM Aquinas Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, during the first half of 2012, returning 4.98% versus the 10.08% return for the benchmark.  The Fund’s underperformance primarily resulted from stock selection and overweight allocations in the Energy and Information Technology sectors, which were heavily impacted by the European macro situation.  The Fund’s performance benefited from allocation decisions in the Financials sector as well as stock selection in the Consumer Discretionary and Materials sectors.  We believe the Fund is well positioned in quality companies with good growth prospects that will benefit from a resumption of the anticipated worldwide economic recovery.

LKCM Aquinas Value Fund

The LKCM Aquinas Value Fund underperformed its benchmark, the Russell 1000 Value Index, during the first half of 2012, returning 2.44% versus the 8.68% return for the benchmark.  Stock selection, particularly in the Industrials, Healthcare and Consumer Discretionary sectors, detracted from the Fund’s performance, while the Fund benefited from stock selection in the Materials and Consumer Staples sectors.  During the first half of 2012, the Fund benefited from overweight positions in the Consumer Discretionary and Industrials sectors, while overweight positions in the Energy and Technology sectors and an underweight position in the Financials sector detracted from the Fund’s performance.  At June 30, 2012, the Fund held overweight positions in the Energy, Industrials and Information Technology sectors and underweight positions in the Healthcare and Financials sectors relative to the benchmark.

During the first half of 2012, investors have focused on companies with primarily domestic earnings due to concerns about the length and depth of the European recession and the slowdown in economic growth in China.  Additionally, the outperformance of companies which have historically been more financially challenged has hurt the Fund’s performance given our preference for higher quality companies.  We continue to believe that the Fund is well positioned for the long term with a strong emphasis on stocks with strong financial positions, operating fundamentals and market positions at attractive valuations.  We believe these types of companies should experience reasonable earnings progression during the modest economic recovery underway and can continue to add long-term value for the Fund and its shareholders.

J. Luther King, Jr.
August 1, 2012

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The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 7-12 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Since the Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s socially responsible investment guidelines, the Funds may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Current and future portfolio holdings are subject to risk.

Earnings growth is not a measure of the Fund’s future performance.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Earnings multiple:  The earnings multiple of a stock, also called the price/earnings (P/E) ratio, is the share price divided by the earnings per share.  The earnings multiple is often based on the prior twelve months of earnings data.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

4

LKCM Aquinas Funds Expense Example — June 30, 2012 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/12 - 6/30/12).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth and Aquinas Small Cap Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/12	6/30/12	1/1/12 - 6/30/12
Actual	$1,000.00	$1,024.40	$7.55
Hypothetical (5% return before expense)	$1,000.00	$1,017.40	$7.52

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Aquinas Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/12	6/30/12	1/1/12 - 6/30/12
Actual	$1,000.00	$1,049.80	$7.64
Hypothetical (5% return before expense)	$1,000.00	$1,017.40	$7.52

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

5

	LKCM Aquinas Small Cap Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/12	6/30/12	1/1/12 - 6/30/12
Actual	$1,000.00	$1,042.20	$7.62
Hypothetical (5% return before expense)	$1,000.00	$1,017.40	$7.52

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Funds — June 30, 2012 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund

LKCM Aquinas Small Cap Fund

6

LKCM Aquinas Value Fund
Schedule of Investments
June 30, 2012 (Unaudited)

COMMON STOCKS - 96.3%	Shares	Value

Aerospace & Defense - 1.9%
Honeywell International Inc.	15,000	$837,600

Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	8,500	497,505

Auto Components - 1.8%
The Goodyear Tire & Rubber Company (a)	65,000	767,650

Banks - 7.3%
BOK Financial Corporation	20,000	1,164,000
Cullen/Frost Bankers, Inc.	17,500	1,006,075
Wells Fargo & Company	30,000	1,003,200
		3,173,275

Beverages - 3.0%
The Coca-Cola Company	10,000	781,900
PepsiCo, Inc.	7,500	529,950
		1,311,850

Building Products - 0.9%
Masco Corporation	27,500	381,425

Chemicals - 6.6%
Celanese Corporation - Series A	16,000	553,920
FMC Corporation	24,000	1,283,520
Monsanto Company	12,500	1,034,750
		2,872,190

Commercial Services & Supplies - 1.7%
Waste Management, Inc.	22,500	751,500

Communications Equipment - 1.0%
Brocade Communications Systems, Inc. (a)	85,000	419,050

Computers & Peripherals - 4.2%
EMC Corporation (a)	40,000	1,025,200
International Business Machines Corporation	4,020	786,231
		1,811,431

Construction Materials - 1.6%
Martin Marietta Materials, Inc.	8,500	669,970

Distributors - 2.1%
LKQ Corporation (a)	27,500	918,500

Diversified Financial Services - 2.1%
JPMorgan Chase & Co.	25,000	893,250

Diversified Telecommunication
Services - 3.6%
AT&T Inc.	27,500	980,650
Verizon Communications Inc.	12,500	555,500
		1,536,150

Electrical Equipment & Instruments - 2.3%
Roper Industries, Inc.	10,000	985,800

Electronic Equipment & Instruments - 1.9%
National Instruments Corporation	30,000	805,800

Energy Equipment & Services - 1.3%
Schlumberger Limited (b)	8,400	545,244

Food & Drug Retailing - 3.5%
CVS Caremark Corporation	20,000	934,600
The Kroger Co.	25,000	579,750
		1,514,350

Health Care Equipment & Supplies - 4.2%
Covidien plc (b)	20,000	1,070,000
DENTSPLY International Inc.	20,000	756,200
		1,826,200

Industrial Power Producers &
Energy Traders - 2.4%
Duke Energy Corporation	45,000	1,037,700

Insurance - 5.6%
HCC Insurance Holdings, Inc.	30,000	942,000
MetLife, Inc.	20,000	617,000
Prudential Financial, Inc.	17,500	847,525
		2,406,525

Internet Software & Services - 1.8%
Akamai Technologies, Inc. (a)	25,000	793,750

IT Consulting & Services - 1.6%
Western Union Company	40,000	673,600

Machinery - 4.6%
Barnes Group Inc.	27,500	667,975
Danaher Corporation	15,000	781,200
Pall Corporation	10,000	548,100
		1,997,275

Media - 2.4%
Cinemark Holdings, Inc.	20,000	457,000
Time Warner Inc.	15,000	577,500
		1,034,500

Metals & Mining - 1.6%
Commercial Metals Company	55,000	695,200

Multiline Retail - 1.8%
Kohl’s Corporation	17,500	796,075

Oil & Gas & Consumable Fuels - 11.6%
Cabot Oil & Gas Corporation	20,000	788,000
ConocoPhillips	11,000	614,680
Denbury Resources Inc. (a)	35,000	528,850
Exxon Mobil Corporation	4,000	342,280
Gulfport Energy Corporation (a)	30,800	635,404
Range Resources Corporation	10,000	618,700
SM Energy Company	12,500	613,875
The Williams Companies, Inc.	30,000	864,600
		5,006,389

The accompanying notes are an integral part of these financial statements.

7

LKCM Aquinas Value Fund
Schedule of Investments, Continued
June 30, 2012 (Unaudited)

COMMON STOCKS	Shares	Value

Software - 4.6%
Adobe Systems Incorporated (a)	32,500	$1,052,025
Nuance Communications, Inc. (a)	40,000	952,800
		2,004,825

Specialty Retail - 4.5%
Foot Locker, Inc.	15,000	458,700
The Home Depot, Inc.	10,000	529,900
Tiffany & Co.	17,500	926,625
		1,915,225

Thrifts & Mortgage Finance - 1.6%
Capitol Federal Financial Inc.	60,000	712,800

TOTAL COMMON STOCKS
(Cost $33,099,077)		41,592,604

SHORT-TERM INVESTMENTS - 3.9%

Money Market Funds (c) - 3.9%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	585,756	585,756
Federated Government Obligations
Fund - Institutional Shares, 0.01%	1,102,634	1,102,634

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,688,390)		1,688,390

Total Investments - 100.2%
(Cost $34,787,467)		43,280,994
Liabilities in Excess of Other Assets - (0.2)%		(66,849)
TOTAL NET ASSETS - 100.0%		$43,214,145

(a)	Non-income producing security.
(b)	U.S. Dollar denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

8

LKCM Aquinas Growth Fund
Schedule of Investments
June 30, 2012 (Unaudited)

COMMON STOCKS - 97.5%	Shares	Value

Aerospace & Defense - 1.4%
Rockwell Collins, Inc.	10,000	$493,500

Air Freight & Logistics - 2.4%
C.H. Robinson Worldwide, Inc.	7,000	409,710
FedEx Corp.	5,000	458,050
		867,760

Banks - 4.1%
BOK Financial Corporation	5,000	291,000
Cullen/Frost Bankers, Inc.	10,000	574,900
Texas Capital Bancshares, Inc. (a)	15,000	605,850
		1,471,750

Beverages - 2.2%
The Coca-Cola Company	10,000	781,900

Capital Markets - 2.1%
T. Rowe Price Group Inc.	12,000	755,520

Chemicals - 3.4%
FMC Corporation	10,000	534,800
Monsanto Company	8,000	662,240
		1,197,040

Communications Equipment - 2.7%
F5 Networks, Inc. (a)	6,000	597,360
NICE Systems Limited - ADR (a) (b)	10,000	366,000
		963,360

Computers & Peripherals - 8.8%
Apple Inc.	1,800	1,051,200
EMC Corporation (a)	30,000	768,900
International Business Machines Corporation	3,500	684,530
NetApp, Inc. (a)	20,000	636,400
		3,141,030

Consumer Finance - 1.6%
American Express Company	10,000	582,100

Distributors - 0.9%
LKQ Corporation (a)	10,000	334,000

Electrical Equipment & Instruments - 4.3%
AMETEK, Inc.	5,000	249,550
Emerson Electric Co.	15,000	698,700
Roper Industries, Inc.	6,000	591,480
		1,539,730

Electronic Equipment & Instruments - 2.8%
National Instruments Corporation	18,000	483,480
Trimble Navigation Limited (a)	11,000	506,110
		989,590

Energy Equipment & Services - 2.6%
CARBO Ceramics Inc.	3,000	230,190
Dril-Quip, Inc. (a)	3,000	196,770
National Oilwell Varco Inc.	8,000	515,520
		942,480

Food & Drug Retailing - 2.7%
Costco Wholesale Corporation	10,000	950,000

Food Products - 1.1%
Whole Foods Market, Inc.	4,000	381,280

Health Care Equipment & Supplies - 3.0%
Covidien plc (b)	10,000	535,000
DENTSPLY International Inc.	14,000	529,340
		1,064,340

Health Care Providers & Services - 1.3%
Express Scripts Holding Company (a)	8,000	446,640

Hotels, Restaurants & Leisure - 1.8%
Yum! Brands, Inc.	10,000	644,200

Household Products - 3.5%
Colgate-Palmolive Company	6,000	624,600
The Procter & Gamble Company	10,000	612,500
		1,237,100

Internet Catalog & Retail - 1.9%
Amazon.com, Inc. (a)	3,000	685,050

Internet Software & Services - 3.6%
Akamai Technologies, Inc. (a)	22,000	698,500
Google Inc. - Class A (a)	1,000	580,070
		1,278,570

Machinery - 4.0%
Danaher Corporation	16,000	833,280
Valmont Industries, Inc.	5,000	604,850
		1,438,130

Metals & Mining - 4.0%
Carpenter Technology Corporation	10,000	478,400
Commercial Metals Company	35,000	442,400
Reliance Steel & Aluminum Co.	10,000	505,000
		1,425,800

Oil & Gas & Consumable Fuels - 9.6%
Cabot Oil & Gas Corporation	20,000	788,000
Devon Energy Corporation	6,000	347,940
Gulfport Energy Corporation (a)	25,000	515,750
Oasis Petroleum Inc. (a)	15,000	362,700
Pioneer Natural Resources Company	5,500	485,155
Range Resources Corporation	10,000	618,700
SM Energy Company	6,000	294,660
		3,412,905

Pharmaceuticals - 2.7%
Abbott Laboratories	8,000	515,760
Allergan, Inc.	5,000	462,850
		978,610

Software - 10.7%
ANSYS, Inc. (a)	4,000	252,440
Aspen Technology, Inc. (a)	30,000	694,500
Citrix Systems, Inc. (a)	7,000	587,580

The accompanying notes are an integral part of these financial statements.

9

LKCM Aquinas Growth Fund
Schedule of Investments, Continued
June 30, 2012 (Unaudited)

COMMON STOCKS	Shares	Value

Software, Continued
Pegasystems Inc.	20,000	$659,600
TIBCO Software Inc. (a)	30,000	897,600
VMware, Inc. - Class A (a)	8,000	728,320
		3,820,040

Specialty Retail - 8.3%
Genesco Inc. (a)	10,000	601,500
O’Reilly Automotive, Inc. (a)	8,000	670,160
Tractor Supply Company	9,000	747,540
Ulta Salon, Cosmetics & Fragrance, Inc.	10,000	933,800
		2,953,000

TOTAL COMMON STOCKS
(Cost $25,447,025)		34,775,425

SHORT-TERM INVESTMENTS - 3.0%

Money Market Funds (c) - 3.0%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	50,490	50,490
Federated Government Obligations
Fund - Institutional Shares, 0.01%	1,023,797	1,023,797

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,074,287)		1,074,287

Total Investments - 100.5%
(Cost $26,521,312)		35,849,712
Liabilities in Excess of Other Assets - (0.5)%		(185,588)
TOTAL NET ASSETS - 100.0%		$35,664,124

ADR  American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. Dollar denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

10

LKCM Aquinas Small Cap Fund
Schedule of Investments
June 30, 2012 (Unaudited)

COMMON STOCKS - 95.5%	Shares	Value

Aerospace & Defense - 1.8%
Hexcel Corporation (a)	7,900	$203,741

Air Freight & Logistics - 0.5%
UTI Worldwide, Inc. (b)	3,775	55,153

Auto Components - 1.4%
Group 1 Automotive, Inc.	3,425	156,214

Banks - 8.7%
Community Bank System, Inc.	5,250	142,380
First Horizon National Corporation	15,930	137,795
Home Bancshares Inc.	3,850	117,733
Prosperity Bancshares, Inc.	3,125	131,344
Texas Capital Bancshares, Inc. (a)	4,150	167,618
UMB Financial Corporation	2,650	135,760
Umpqua Holdings Corporation	10,175	133,903
		966,533

Capital Markets - 1.2%
Greenhill & Co., Inc.	3,775	134,579

Commercial Services & Supplies - 1.1%
Insperity, Inc.	4,475	121,049

Communications Equipment - 6.5%
Brocade Communications Systems, Inc. (a)	24,725	121,894
Ciena Corporation (a)	9,200	150,604
Infinera Corporation (a)	14,100	96,444
Ixia (a)	8,350	100,367
Loral Space & Communications Inc.	1,600	107,760
NICE Systems Limited - ADR (a) (b)	3,900	142,740
		719,809

Consumer Finance - 2.3%
Cash America International, Inc.	3,150	138,726
First Cash Financial Services, Inc. (a)	3,025	121,514
		260,240

Containers & Packaging - 1.2%
Silgan Holdings Inc.	3,000	128,070

Electrical Equipment & Instruments - 4.6%
Belden Inc.	4,000	133,400
Franklin Electric Co., Inc.	2,575	131,660
Thermon Group Holdings Inc. (a)	5,225	108,209
Woodward Inc.	3,450	136,068
		509,337

Electronic Equipment & Instruments - 1.7%
Mercury Computer Systems, Inc. (a)	7,275	94,066
National Instruments Corporation	3,650	98,039
		192,105

Energy Equipment & Services - 0.7%
Atwood Oceanics, Inc. (a)	2,125	80,410

Health Care Equipment & Supplies - 5.7%
Cyberonics, Inc. (a)	3,850	173,019
DexCom Inc. (a)	8,900	115,344
Endologix, Inc. (a)	10,225	157,874
MWI Veterinary Supply, Inc. (a)	1,800	184,986
		631,223

Health Care Providers & Services - 4.4%
Computer Programs and Systems, Inc.	2,700	154,494
HMS Holdings Corporation (a)	4,800	159,888
Team Health Holdings, Inc. (a)	7,100	171,039
		485,421

Household Durables - 1.0%
Select Comfort Corporation (a)	5,325	111,399

Industrial Conglomerates - 2.1%
Raven Industries, Inc.	1,800	125,262
Rexnord Corp. (a)	5,600	112,224
		237,486

Insurance - 1.5%
AmTrust Financial Services, Inc.	5,675	168,604

Internet Software & Services - 3.3%
The Active Network, Inc. (a)	8,050	123,890
LivePerson, Inc. (a)	7,305	139,233
LogMeIn, Inc. (a)	3,450	105,294
		368,417

Machinery - 9.0%
Actuant Corporation - Class A	4,800	130,368
Astec Industries, Inc. (a)	2,900	88,972
Barnes Group Inc.	3,700	89,873
Chart Industries, Inc. (a)	2,075	142,677
CLARCOR Inc.	2,800	134,848
EnPro Industries, Inc. (a)	3,300	123,321
The Middleby Corporation (a)	1,425	141,944
Westport Innovations Inc. (a) (b)	3,950	145,163
		997,166

Marine - 0.9%
Kirby Corporation (a)	2,125	100,045

Media - 1.2%
Cinemark Holdings, Inc.	5,575	127,389

Metals & Mining - 3.5%
Carpenter Technology Corporation	2,675	127,972
Commercial Metals Company	10,075	127,348
Haynes International, Inc.	2,625	133,717
		389,037

Oil & Gas & Consumable Fuels - 4.9%
Approach Resources Inc. (a)	6,050	154,517
Kodiak Oil & Gas Corporation (a) (b)	11,775	96,673
Northern Oil & Gas, Inc. (a)	3,375	53,797
Oasis Petroleum Inc. (a)	4,150	100,347
Rosetta Resources, Inc. (a)	3,700	135,568
		540,902
The accompanying notes are an integral part of these financial statements.

11

LKCM Aquinas Small Cap Fund
Schedule of Investments, Continued
June 30, 2012 (Unaudited)

COMMON STOCKS	Shares	Value

Pharmaceuticals - 1.4%
Akorn, Inc. (a)	10,116	$159,529

Real Estate - 0.8%
FirstService Corporation (a) (b)	2,966	82,959

Semiconductor Equipment
& Products - 1.7%
Cirrus Logic, Inc. (a)	6,400	191,232

Software - 6.8%
ACI Worldwide, Inc. (a)	3,725	164,682
Aspen Technology, Inc. (a)	8,425	195,039
Interactive Intelligence Group, Inc. (a)	4,575	129,061
MicroStrategy Incorporated - Class A (a)	1,075	139,599
Pegasystems Inc.	3,950	130,271
		758,652

Specialty Retail - 7.6%
bebe stores, inc.	9,250	54,297
DSW Inc. - Class A	2,279	123,977
Genesco Inc. (a)	2,325	139,849
GNC Holdings, Inc. - Class A	3,125	122,500
Hibbett Sports Inc. (a)	2,625	151,489
Monro Muffler Brake, Inc.	3,625	120,495
Sonic Automotive, Inc. - Class A	9,325	127,473
		840,080

Textiles, Apparel & Luxury Goods - 4.6%
The Children’s Place Retail Stores, Inc. (a)	2,040	101,653
Crocs, Inc. (a)	7,075	114,261
Fifth & Pacific Companies, Inc. (a)	10,650	114,275
The Warnaco Group, Inc. (a)	2,200	93,676
Wolverine World Wide, Inc.	2,275	88,225
		512,090

Thrifts & Mortgage Finance - 1.2%
Capitol Federal Financial Inc.	11,250	133,650

Trading Companies & Distributors - 2.1%
Kaman Corporation	3,100	95,914
WESCO International, Inc. (a)	2,425	139,559
		235,473

Wireless Telecommunication Services - 0.1%
Leap Wireless International, Inc. (a)	1,925	12,378

TOTAL COMMON STOCKS
(Cost $10,095,347)		10,610,372

SHORT-TERM INVESTMENTS - 4.5%

Money Market Funds (c) - 4.5%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	203,576	203,576
Federated Government Obligations
Fund - Institutional Shares, 0.01%	301,767	301,767

TOTAL SHORT-TERM INVESTMENTS
(Cost $505,343)		505,343

Total Investments - 100.0%
(Cost $10,600,690)		11,115,715
Other Assets in Excess of Liabilities - 0.0%		682
TOTAL NET ASSETS - 100.0%		$11,116,397

ADR  American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. Dollar denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities
June 30, 2012 (Unaudited)

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Assets:
Investments, at value *	$43,280,994	$35,849,712	$11,115,715
Dividends and interest receivable	22,982	12,479	5,546
Receivable for fund shares sold	120,368	4,264	11,162
Other assets	18,084	16,789	12,963
Total assets	43,442,428	35,883,244	11,145,386

Liabilities:
Payable for investment advisory fees	92,050	72,842	951
Distribution expense payable (Note B)	85,222	87,322	6,494
Payable for fund shares redeemed	20,829	32,650	—
Payable for accounting and transfer agent fees and expenses	11,900	10,586	7,244
Payable for professional fees	7,491	7,007	5,726
Accrued expenses and other liabilities	10,791	8,713	8,574
Total liabilities	228,283	219,120	28,989
Net Assets	$43,214,145	$35,664,124	$11,116,397

Net Assets Consist of:
Paid in capital	$34,850,364	$25,718,687	$9,556,334
Undistributed net investment income	42,960	—	—
Accumulated net realized gain (loss) on securities	(172,706)	617,037	1,045,038
Net unrealized appreciation on investments	8,493,527	9,328,400	515,025
Net Assets	$43,214,145	$35,664,124	$11,116,397

Net Assets	$43,214,145	$35,664,124	$11,116,397
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	3,317,028	2,015,122	1,452,026
Net asset value per share
(offering and redemption price)	$13.03	$17.70	$7.66

* Cost of Investments	$34,787,467	$26,521,312	$10,600,690

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations
For the six months ended June 30, 2012 (Unaudited)

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Investment Income:
Dividends	$369,609	$161,505	$63,728
Interest	34	54	17
Total income	369,643	161,559	63,745

Expenses:
Investment advisory fees	199,288	162,060	58,652
Distribution expense (Note B)	55,358	45,017	14,663
Accounting and transfer agent fees and expenses	35,486	33,219	22,272
Administrative fees	20,581	16,897	11,834
Federal and state registration	11,609	11,521	10,777
Professional fees	5,685	4,953	3,008
Reports to shareholders	3,547	2,821	1,463
Trustees’ fees	3,115	2,286	874
Custody fees and expenses	2,737	2,529	14,293
Other	4,161	3,357	1,108
Total expenses	341,567	284,660	138,944
Less, expense waiver and/or reimbursement (Note B)	(9,420)	(14,560)	(50,966)
Net expenses	332,147	270,100	87,978
Net investment income (loss)	37,496	(108,541)	(24,233)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	758,811	773,030	1,098,990
Net change in unrealized appreciation/depreciation on investments	180,310	1,002,558	(656,181)
Net Realized and Unrealized Gain on Investments	939,121	1,775,588	442,809

Net Increase in Net Assets Resulting from Operations	$976,617	$1,667,047	$418,576

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	LKCM Aquinas		LKCM Aquinas
	Value Fund		Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2012	December 31,	June 30, 2012	December 31,
	(Unaudited)	2011	(Unaudited)	2011
Operations:
Net investment income (loss)	$37,496	$65,817	$(108,541)	$(195,606)
Net realized gain (loss) on investments	758,811	(58,553)	773,030	182,390
Net change in unrealized
appreciation/depreciation on investments	180,310	88,730	1,002,558	395,083

Net increase in net assets resulting from operations	976,617	95,994	1,667,047	381,867

Dividends and Distributions to Shareholders:
Net investment income	—	(60,353)	—	—

Net increase in net assets from
Fund share transactions (Note C)	181,442	3,666,838	299,181	2,216,937

Total increase in net assets	1,158,059	3,702,479	1,966,228	2,598,804

Net Assets:
Beginning of period	42,056,086	38,353,607	33,697,896	31,099,092
End of period *	$43,214,145	$42,056,086	$35,664,124	$33,697,896
* Including undistributed net investment income of	$42,960	$5,464	$—	$—

	LKCM Aquinas
	Small Cap Fund
	Six Months Ended	Year Ended
	June 30, 2012	December 31,
	(Unaudited)	2011
Operations:
Net investment loss	$(24,233)	$(91,849)
Net realized gain on investments	1,098,990	355,513
Net change in unrealized
appreciation/depreciation on investments	(656,181)	(410,794)

Net increase (decrease) in net assets resulting from operations	418,576	(147,130)

Net increase (decrease) in net assets from
Fund share transactions (Note C)	(339,364)	4,679,534

Total increase in net assets	79,212	4,532,404

Net Assets:
Beginning of period	11,037,185	6,504,781
End of period *	$11,116,397	$11,037,185
* Including undistributed net investment income of	$—	$—

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Value Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2012		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net Asset Value - Beginning of Period	$12.72		$12.68	$10.82	$8.15	$13.07	$13.71
Net investment income	0.01		0.02	0.00 (1)	0.02	0.04	0.10
Net realized and unrealized gain (loss) on investments	0.30		0.04	1.87	2.67	(4.92)	1.01
Total from investment operations	0.31		0.06	1.87	2.69	(4.88)	1.11
Dividends from net investment income	—		(0.02)	(0.01)	(0.02)	(0.04)	(0.10)
Distributions from net realized gains	—		—	—	—	—	(1.65)
Total dividends and distributions	—		(0.02)	(0.01)	(0.02)	(0.04)	(1.75)
Net Asset Value - End of Period	$13.03		$12.72	$12.68	$10.82	$8.15	$13.07
Total Return	2.44	%(2)	0.46%	17.25%	32.94%	(37.34)%	8.05%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$43,214		$42,056	$38,354	$36,536	$25,184	$37,436
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.54	%(3)	1.55%	1.57%	1.65%	1.58%	1.49%
After expense waiver and/or reimbursement	1.50	%(3)	1.50%	1.50%	1.50%	1.50%	1.49%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	0.13	%(3)	0.11%	(0.06)%	0.04%	0.28%	0.65%
After expense waiver and/or reimbursement	0.17	%(3)	0.16%	0.01%	0.19%	0.36%	0.65%
Portfolio turnover rate	15%		29%	31%	29%	70%	62%

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.

	LKCM Aquinas Growth Fund
	Six Months		Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended		Ended
	June 30, 2012		December 31,		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2011		2010		2009		2008		2007
Net Asset Value - Beginning of Period	$16.86		$16.61		$14.25		$10.96		$16.38		$15.45
Net investment income (loss)	(0.05	)(1)	(0.10	)(1)	(0.08	)(1)	(0.04	)(1)	(0.05	)(1)	0.01
Net realized and unrealized gain (loss) on investments	0.89		0.35		2.44		3.33		(5.37)		1.97
Total from investment operations	0.84		0.25		2.36		3.29		(5.42)		1.98
Dividends from net investment income	—		—		—		—		(0.00	)(2)	(0.01)
Distributions from net realized gains	—		—		—		—		—		(1.04)
Total dividends and distributions	—		—		—		—		(0.00	)(2)	(1.05)
Net Asset Value - End of Period	$17.70		$16.86		$16.61		$14.25		$10.96		$16.38
Total Return	4.98	%(3)	1.51%		16.56%		30.02%		(33.07)%		12.75%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$35,664		$33,698		$31,099		$34,071		$26,944		$42,073
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.58	%(4)	1.60%		1.63%		1.66%		1.56%		1.47%
After expense waiver and/or reimbursement	1.50	%(4)	1.50%		1.50%		1.50%		1.50%		1.47%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.68	)%(4)	(0.71)%		(0.65)%		(0.46)%		(0.40)%		0.06%
After expense waiver and/or reimbursement	(0.60	)%(4)	(0.61)%		(0.52)%		(0.30)%		(0.34)%		0.06%
Portfolio turnover rate	24%		50%		46%		47%		67%		40%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Less than $(0.005).
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Small Cap Fund
	Six Months		Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended		Ended
	June 30, 2012		December 31,		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2011		2010		2009		2008		2007
Net Asset Value - Beginning of Period	$7.35		$7.07		$5.25		$4.03		$6.47		$6.58
Net investment loss	(0.02	)(1)	(0.06	)(1)	(0.05	)(1)	(0.04	)(2)	(0.04	)(2)	(0.03	)(1)
Net realized and unrealized gain (loss) on investments	0.33		0.34	(3)	1.87		1.26		(2.40)		0.04
Total from investment operations	0.31		0.28		1.82		1.22		(2.44)		0.01
Distributions from net realized gains	—		—		—		—		(0.00	)(4)	(0.12)
Net Asset Value - End of Period	$7.66		$7.35		$7.07		$5.25		$4.03		$6.47
Total Return	4.22	%(5)	3.96%		34.67%		30.27%		(37.64)%		0.08%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$11,116		$11,037		$6,505		$5,265		$3,403		$10,790
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.37	%(6)	2.44%		3.26%		3.68%		2.91%		2.18%
After expense waiver and/or reimbursement	1.50	%(6)	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.28	)%(6)	(1.81)%		(2.70)%		(3.03)%		(2.11)%		(1.18)%
After expense waiver and/or reimbursement	(0.41	)%(6)	(0.87)%		(0.94)%		(0.85)%		(0.70)%		(0.50)%
Portfolio turnover rate	58%		70%		84%		66%		91%		66%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized loss on investments varies from the amounts shown in the statement of operations.
(4)	Less than $(0.005).
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

17

LKCM Funds
Notes to the Financial Statements (Unaudited)

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series of shares, three of which are the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds (collectively, the “Funds”) and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Value Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes to be undervalued relative to a company’s earnings.  The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Growth Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that the Adviser believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, underleveraged balance sheets and potential for above-average capital appreciation.  The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Small Cap Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”). Each Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices conflict with the Guidelines, and potentially excluding from the Fund’s portfolios the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issues contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

18

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2012:

LKCM Aquinas Value Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$41,592,604	$—	$—	$41,592,604
Money Market Funds	1,688,390	—	—	1,688,390
Total Investments *	$43,280,994	$—	$—	$43,280,994

LKCM Aquinas Growth Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$34,775,425	$—	$—	$34,775,425
Money Market Funds	1,074,287	—	—	1,074,287
Total Investments *	$35,849,712	$—	$—	$35,849,712

LKCM Aquinas Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$10,610,372	$—	$—	$10,610,372
Money Market Funds	505,343	—	—	505,343
Total Investments *	$11,115,715	$—	$—	$11,115,715

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

In preparing these financial statements, the Trust has evaluated events after June 30, 2012 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

19

5.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.  Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2013 in order to limit each Fund’s operating expenses to the annual cap rates identified below. For the six months ended June 30, 2012, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Annual Advisory Rate	0.90%	0.90%	1.00%
Annual Cap on Expenses	1.50%	1.50%	1.50%
Fees Waived in 2012	$9,420	$14,560	$50,966

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the average daily net assets for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds. For the six months ended June 30, 2012, fees accrued by the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $55,358, $45,017 and $14,663, respectively.

C.  Fund Shares: At June 30, 2012, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

20

Aquinas Value Fund
	Six Months Ended		Year Ended
	June 30, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	283,755	$3,804,691	1,018,388	$13,031,092
Shares issued to shareholders in
reinvestment of distributions	—	—	3,722	47,530
Shares redeemed	(273,138)	(3,623,419)	(740,074)	(9,413,349)
Redemption fee		170		1,565
Net increase	10,617	$181,442	282,036	$3,666,838

Shares Outstanding:
Beginning of period	3,306,411		3,024,375
End of period	3,317,028		3,306,411

Aquinas Growth Fund
	Six Months Ended		Year Ended
	June 30, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	131,848	$2,370,939	415,153	$7,065,876
Shares redeemed	(115,599)	(2,071,980)	(288,699)	(4,849,520)
Redemption fee		222		581
Net increase	16,249	$299,181	126,454	$2,216,937

Shares Outstanding:
Beginning of period	1,998,873		1,872,419
End of period	2,015,122		1,998,873

Aquinas Small Cap Fund
	Six Months Ended		Year Ended
	June 30, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	724,727	$5,925,907	1,723,026	$13,044,564
Shares redeemed	(773,711)	(6,266,753)	(1,142,587)	(8,370,923)
Redemption fee		1,482		5,893
Net increase (decrease)	(48,984)	$(339,364)	580,439	$4,679,534

Shares Outstanding:
Beginning of period	1,501,010		920,571
End of period	1,452,026		1,501,010

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2012 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Aquinas Value Fund	$—	$6,445,207	$—	$7,254,465
LKCM Aquinas Growth Fund	—	9,784,156	—	8,340,373
LKCM Aquinas Small Cap Fund	—	6,621,056	—	6,957,735

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E.  Tax Information:  At December 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Cost of Investments	$33,899,637	$25,597,861	$9,898,263
Gross Unrealized Appreciation	$9,014,789	$8,357,082	$1,598,633
Gross Unrealized Depreciation	(701,572)	(31,240)	(433,017)
Net Unrealized Appreciation	$8,313,217	$8,325,842	$1,165,616
Undistributed Ordinary Income	$5,464	$—	$—
Undistributed Long-Term Capital Gain	—	—	—
Total Distributable Earnings	$5,464	$—	$—
Other Accumulated Losses	$(931,517)	$(155,993)	$(48,362)
Total Accumulated Gains	$7,387,164	$8,169,849	$1,117,254

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

At December 31, 2011 the accumulated capital loss carryforwards were as follows:

	Month/Year Realized	Month/Year Expiring	Short-Term
LKCM Aquinas Value Fund	12/2009	12/2017	$720,906
LKCM Aquinas Growth Fund	12/2009	12/2017	$103,330

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.  During the year ended December 31, 2011, the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund utilized capital loss carryforwards of $151,403, $235,053 and $393,807, respectively.

At December 31, 2011, the following Funds deferred, on a tax basis, post-October losses of:

LKCM Aquinas Value Fund	$210,611
LKCM Aquinas Growth Fund	$52,663
LKCM Aquinas Small Cap Fund	$47,625

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted, and the provisions within the RIC Act are effective for the Funds for fiscal years beginning after such date.  The RIC Act modernized several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).  Under the RIC Act, new capital losses may be carried forward indefinitely with the character of the original loss retained.  Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss.  The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests.  The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.  In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gain	Income	Capital Gain
LKCM Aquinas Value Fund	$—	$—	$60,353	$—
LKCM Aquinas Growth Fund	—	—	—	—
LKCM Aquinas Small Cap Fund	—	—	—	—

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2008 through December 31, 2011. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2011. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expenses” and penalties in “other expenses” on the statement of operations.

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LKCM Funds
Additional Information (Unaudited)
June 30, 2012 (Unaudited)

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov. The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO LKCM AQUINAS FUNDS

Introduction.  At a meeting held on February 28, 2012, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Aquinas Small Cap Fund, LKCM Aquinas Value Fund, and LKCM Aquinas Growth Fund (each, an “Aquinas Fund” and collectively, the “Aquinas Funds”).

In voting to approve the renewal of the Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Aquinas Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Aquinas Fund; (2) the performance of each Aquinas Fund as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Aquinas Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Aquinas Funds and the profitability of LKCM; and (5) the effect of, as applicable, the growth or decline of fund assets on the advisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors.  The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreement, the Board considered a broad range of information provided by LKCM, including but not limited to, reports relating to the Aquinas Funds’ socially responsible investing mandate, each Aquinas Fund’s performance and expenses, information on other clients, certain portfolio compliance policies and the background and experience of the portfolio managers.  In addition, the Board considered a memorandum from its legal counsel regarding the Board’s fiduciary duties in considering the renewal of the Agreement.  The Board also meets each quarter to review various aspects of the Aquinas Funds.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Aquinas Fund under the Agreement.  The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979 and these long-standing relationships have been responsible for a portion of the assets in the Aquinas Funds.  The Board noted that each Aquinas Fund is managed in accordance with its socially responsible investing guidelines.  The Board also noted LKCM’s representation that its financial condition does not raise concerns that it would be unable to continue to provide the same scope and quality of services to the Aquinas Funds, or impair its ability to meet its expense cap and reimbursement obligations to the Aquinas Funds.  The Board considered that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service.  The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Aquinas Fund.  LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals.  The Board determined that the portfolio managers at LKCM are well-qualified by education, training and experience to manage the Aquinas Funds in an efficient and professional manner.

In addition, the Board considered LKCM’s best execution practices.  The Board also noted LKCM’s representation that its soft dollar and commission sharing arrangements for client transactions (including those for the Aquinas Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Aquinas Funds.  The Board considered the performance of each Aquinas Fund compared to a benchmark index (“Benchmark”) and peer group of funds compiled by Lipper, Inc. (“Lipper Index”) for various periods ended December 31, 2011.  In considering this comparative data, the Board noted that each Aquinas Fund is managed in accordance with its socially responsible investing guidelines, which generally are not applicable to funds included in the respective Lipper Indexes.

The Board noted that the Aquinas Value Fund outperformed its Benchmark and the Lipper Index for all periods presented.

23

The Board noted that the Aquinas Growth Fund outperformed its Benchmark during the three-year and five-year periods, but underperformed its Benchmark during the one-year and since inception periods.  The Board also noted that the Aquinas Growth Fund outperformed the Lipper Index during the one-year and five-year periods, but underperformed the Lipper Index during the three-year and since inception period.

The Board noted that the Aquinas Small Cap Fund outperformed its Benchmark and the Lipper Index for all periods presented.

Fees and Expenses.  The Board considered the advisory fee rates and the total expense ratios of each Aquinas Fund relative to similar funds and LKCM’s other institutional accounts.  The Board also considered that LKCM contractually agreed to continue its fee waivers and expense caps for each Aquinas Fund’s 2012 fiscal year.  The Board noted that the fee rates for the Aquinas Funds may be higher than other similar funds due to the additional services LKCM provides in managing the Aquinas Funds in accordance with the socially responsible investing framework provided by the United States Conference of Catholic Bishops.  The Board compared the contractual advisory fee rate and the total expense ratio (after fee waivers and/or expense reimbursements) of each Aquinas Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”).  The first quartile in the Lipper Category represents those funds with the lowest fees or expenses.

In this regard, the Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Small Cap Fund were in the third and second quartiles of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than the average of the Lipper Category and the total expense ratio was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Value Fund were in the fourth and third quartiles of the Lipper Category, respectively.  In this case, the advisory fee rate and total expense ratio were both higher than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Growth Fund were in the fourth and third quartiles of the Lipper Category, respectively.  In this case, the advisory fee rate and total expense ratio were both higher than the average of the Lipper Category.

The Board considered the advisory fee rates charged by LKCM to the other mutual funds it subadvises and LKCM’s other separately managed accounts.  The Board noted that the fee rates charged by LKCM to the Aquinas Funds and clients with separately managed accounts differ primarily as a result of the greater compliance costs and other expenses incurred by LKCM in managing the Aquinas Funds.  In addition, the Board considered that there are additional expenses incurred by LKCM in managing the Aquinas Funds due to their mandate for socially responsible investing and that the Lipper Category may not account for these additional expenses.  The Board also considered the fee rate to be charged by LKCM as subadviser to other mutual funds.  The Board noted LKCM’s representation that the subadvisory fee rates charged to these other funds are lower than the advisory fee rates charged to the Aquinas Funds due to the different obligations that LKCM has serving as subadviser (rather than the investment adviser) to these funds.

Costs, Profitability and Economies of Scale.  The Board considered the costs to operate the Aquinas Funds and the profitability of LKCM.  The Board noted LKCM’s representation that it is well capitalized and that its investment philosophy does not require investments in derivatives or other high risk instruments.  The Board reviewed the fees paid by each Aquinas Fund to LKCM for the last three calendar years.  The Board also reviewed the profit and loss statement provided by LKCM on a fund-by-fund basis.  In this regard, the Board noted that LKCM made a profit on the Aquinas Value and Aquinas Growth Funds, but did not make a profit on the Aquinas Small Cap Fund.  With respect to economies of scale, the Board considered that the asset levels in the Aquinas Funds are relatively low.  Based on these asset levels, the Board noted that LKCM believes that further economies of scale likely cannot be achieved until assets increase in the Aquinas Funds.

Conclusion.  Based on its evaluation of these and other factors, the Board concluded with respect to each Aquinas Fund that (1) each Aquinas Fund was reasonably likely to benefit from the nature, quality and extent of services provided by LKCM; (2) each Aquinas Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides Aquinas Fund shareholders with reasonable benefits associated with economies of scale based on the asset levels in the Aquinas Funds.  In light of these conclusions, the Board determined, in its business judgment, to renew the Agreement with respect to each Aquinas Fund.

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LKCM FUNDS
PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders.  This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds.  Accordingly, we have implemented policies and procedures designed to safeguard your personal information, such as your social security number, portfolio and investment history, account numbers, account balances, and contact information from unauthorized access.  Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to nonaffiliated third parties, except as authorized by you or your representatives, as required or permitted by law, or to certain nonaffiliated third parties, such as custodians, brokers, auditors, attorneys, or proxy administrators, that assist us in providing investment management services to you or on your behalf.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from various sources, including documents and other information that you or your representatives provide to us, communications that we have with you or your representatives, and documents and other information related to your investments or portfolio experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA	H. Kirk Downey	Richard Lenart
Trustee,	Chairman of the Board	Secretary & Treasurer
President
Paul W. Greenwell	Richard J. Howell	Jacob D. Smith
Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Steven R. Purvis, CFA	Earle A. Shields, Jr.
Vice President	Trustee

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in reports the registrant files or submits under the Act is recorded, processed, summarized and reported within the required time periods and accumulated and communicated to the registrant's management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LKCM Funds

By (Signature and Title)  /s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date   8-30-12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date   8-30-12

By (Signature and Title)  /s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date   8-30-12
.